UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. ____                                                     [ ]

Post-Effective Amendment No. 20                                                        [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 23                                                                                [X]

(Check appropriate box or boxes)

Ancora Trust

(Exact Name of Registrant as Specified in Charter)

6060 Parkland Blvd.,

Cleveland, Ohio 44124

(Address of Principal Executive Offices)

(216) 825-4000

(Registrant’s Telephone Number, including Area Code)

Bradley A. Zucker

c/o Ancora Trust

6060 Parkland Blvd.,

Cleveland, Ohio 44124

(Name and Address of Agent for Service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins LLC

600 Superior Ave., E., Suite 2100

Cleveland, Ohio 44114

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[ X ]  on April 30, 2017 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on [date] pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ANCORA

PROSPECTUS

The Ancora Family of Mutual Funds:

Class C Class i CLASS S

Ancora Income Fund ANICX AAIIX ANISX

ANCORA/THELEN SMALL-MID CAP FUND AATCX AATiX AATSX

Ancora Microcap fund ANcCX ANCIX ANCSX

Ancora SPECIAL opportunity fund ANSCX ANSIX ANSSX

April 30, 2017

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representations to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

FUND SUMMARIES	1
ANCORA INCOME FUND	1
ANCORA/THELEN SMALL-MID CAP FUND	5
ANCORA MICROCAP FUND	8
ANCORA SPECIAL OPPORTUNITY FUND	11
FUND DETAILS	15
TEMPORARY DEFENSIVE POSITIONS	15
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	15
INVESTMENT ADVISOR	15
PORTFOLIO MANAGERS	16
CHOOSING A CLASS OF SHARES	16
DISTRIBUTION (12B-1) AND SERVICE FEES	17
PURCHASING YOUR SHARES	17
SELLING (REDEEMING) YOUR SHARES	19
EXCESSIVE TRADING PRACTICES	21
DIVIDENDS, DISTRIBUTIONS AND TAXES	22
GENERAL INFORMATION	22
FINANCIAL HIGHLIGHTS	22

FUND SUMMARIES

ANCORA INCOME FUND

(Class C, Class I and Class S Shares)

Investment Objective

Ancora Income Fund (the “Fund”) has an investment objective of obtaining a high level of income, with a secondary objective of capital appreciation in the value of its shares.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class I	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class I	Class S (5)
Management Fees	1.00%	1.000%	1.00%
Distribution/Service (12b-1) Fees	0.50%	0.000%	0.00%
Other Expenses (1)	0.43%	0.44%	0.43%
Shareholder Service Fees(1)	0.00%	0.01%	0.00%
Remainder of Other Expenses	0.43%	0.43%	0.43%
Acquired Fund Fees and Expenses(2)	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	2.44%	1.95%	1.94%
Fee Waiver(3)	0.00%(4)	(0.155%)	(0.43%)
Total Annual Fund Operating Expenses After Fee Waiver(3)	2.44%	1.795%	1.51%

(1)	Information relating to Other Expenses has been restated to reflect the addition of Shareholder Service Fees for Class I shares effective April 30, 2017.

(2)	These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(3)	The Advisor and the Trust have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 2.00% for Class C shares, 1.285% for Class I shares and 1.00% for Class S shares (restated to reflect change from 0.99% as of April 30, 2017). These fee waivers will remain in effect until at least April 30, 2018 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation. See “Fund Details – Investment Advisor” for details on this fee waiver agreement.

(4)	The Fee Waiver for Class C shares was 0.00% because the Total Annual Fund Operating Expenses excluding the Acquired Fund Fees and Expenses was less than 2.00%.

(5)	Other Expenses and Acquired Fund Fees and Expenses for Class S shares are based on estimated amounts. Class S shares were not offered prior to the date of this prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Income Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$247	$761	$1,301	$2,776
Class I Shares	$198	$612	$1,052	$2,275
Class S Shares	$197	$609	$1,047	$2,264

Portfolio Turnover

1

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During 2016, the Fund’s portfolio turnover rate was 76.34% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its income objective by investing primarily in income-producing securities (such as debt securities, preferred stocks, high dividend-bearing common shares, common and preferred shares of closed-end investment companies (also known as “closed-end funds”) and shares of exchange-traded funds (“ETF’s”) having portfolios consisting primarily of income-producing securities). Under normal circumstances, at least 80% of the assets of the Fund will be invested in income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares (“convertible securities”).  The Fund will pursue its capital appreciation objective by investing in shares of closed-end funds and convertible securities of large, small and mid-sized companies. The Fund will invest only in securities of companies with market capitalizations of more than $500 million, except that the Fund may invest in closed-end funds with market capitalizations of less than that amount.

The Fund will alter the composition of its portfolio as economic and market trends change. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline.  The Fund may invest in debt securities of any maturity, but average maturity generally will not exceed 15 years.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor’s Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound.  The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor’s Corporation and/or (ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower.  Securities rated lower than BBB by Standard & Poor’s, sometimes referred to as “junk bonds,” are usually considered lower-rated securities and have speculative characteristics.  Please refer to Appendix A of this Prospectus for a description of these ratings.

In selecting closed-end funds for the Fund, the Advisor will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by the Fund in selecting its direct investments that incorporate debt securities. Such closed-end funds may invest in debt securities of United States or foreign issuers.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and investors could lose their money.

Debt Securities Risks.  The Fund’s portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

•	An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

•	Securities rated below investment grade, also known as junk bonds, are speculative and generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Interest Rate Risk. Prices of debt securities and other fixed income securities may fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities and other fixed income securities fall. The net asset value of the Fund may decrease during periods of rising interest rates.

Closed-End Funds and ETF’s.  The shares of many closed-end funds frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. The Fund may purchase shares of closed-end funds which trade at a market discount.  However, there can be no assurance that the market discount on shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.

The closed-end funds and ETF’s in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.  Therefore, the investment by the Fund in closed-end funds or EFT’s often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

In addition, since these closed-end funds and ETF’s invest in debt securities, they are subject to the same risks described above in “Debt Securities Risks.”

2

Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers.  Such investments involve the following additional risks:

•	Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund’s assets denominated in that currency will decrease. Although these closed-end funds may enter into “hedging” transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund’s portfolio remains subject to this risk of loss.

There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets.  All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

Large Companies. Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Cap Companies. The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions. The small and mid cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so. As a result of these factors, securities of these small and mid cap companies may expose shareholders of the Fund to above average risk.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information with respect to the Fund is available at www.ancorafunds.com.

Total Returns as of 12/31 For Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 18.51% (quarter ended June 30, 2009) and the lowest return for a quarter was –15.0% (quarter ended September 30, 2008). Updated performance information is available at the Fund’s internet site at www.ancorafunds.com.

Average Annual Total Returns (for the period ended December 31, 2016)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes. The after tax returns included in the table are only for Class I Shares. After tax returns for Class C Shares and Class S Shares will vary from those for Class I Shares. After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	6.21%	5.04%	5.31%
Return After Taxes on Distributions	3.36%	2.10%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	3.50%	2.55%	2.90%
Class C Shares
Return Before Taxes	5.51%	4.43%	4.87%
Barclay’s Aggregate Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.30%

Performance information for Class S shares is not shown because Class S shares were not offered prior to the date of this prospectus. Class S would have substantially similar returns to those shown above because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $5,000 Class I: $5,000 Class S $1,500,000* Minimum Additional Investment All Classes: $1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading. Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution. For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

* Investors that do not meet the $1,500,000 minimum will nonetheless be permitted to purchase Class S shares if such investors participate in a financial intermediary platform that has committed to aggregate investments in the Fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform), as further described in the prospectus.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4

ANCORA/THELEN SMALL-MID CAP FUND

(Class C, Class I and Class S Shares)

Investment Objective

The investment objective of Ancora/Thelen Small-Mid Cap Fund (the “Fund”) is to obtain capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class I	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class I	Class S
Management Fees	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.00%	0.00%
Other Expenses (1)	0.32%	0.33%	0.31%
Shareholder Service Fees(1)	0.00%	0.01%	0.00%
Remainder of Other Expenses	0.32%	0.32%	0.31%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.08%	1.34%	1.32%
Fee Waiver(3)	0.00%	0.00%	(0.32%)
Total Annual Fund Operating Expenses After Fee Waiver(3)	2.08%	1.34%	1.00%

(1)	Information relating to Other Expenses has been restated to reflect the addition of Shareholder Service Fees for Class I shares effective April 30, 2017.

(2)	These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(3)	The Advisor and the Trust have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 1.39% for Class I shares and 1.00% for Class S shares (restated to reflect change from 0.99% as of April 30, 2017). This fee waiver will remain in effect until at least April 30, 2018 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation. See “Fund Details – Investment Advisor” for details on this fee waiver agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora/Thelen Small-Mid Cap Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$211	$652	$1,119	$2,410
Class I Shares	$136	$425	$734	$1,613
Class S Shares	$135	$421	$729	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During 2016, the Fund’s portfolio turnover rate was 80.25% of the average value of its whole portfolio.

5

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets in the equity securities of “small to mid cap” companies. Currently, the Fund defines a small to mid-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2500 Index, an index that tracks stocks of 2,500 of the smallest U.S. companies, or is $10 billion or less at the time of investment. Equity securities include preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity.

In deciding which securities to buy and sell, the Advisor seeks to identify securities of smaller companies that it believes are undervalued by the market. The Advisor will consider, among other things, price-to-earnings, price-to-book and price-to-cash flow ratios. The Fund’s investments may include companies that are going through a corporate restructuring, companies that have recently been spun off from a parent, companies that the Advisor believes have a competitive advantage but the stock is temporarily mispriced and companies that do not have significant research written or are considered to be underfollowed by Wall Street firms. In addition to considering the research analysts’ sector-specific recommendations and other factors, the Advisor employs quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. Sell decisions are made when there is deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.

Principal Risks

Volatility. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently the Fund’s share price may decline and you could lose money.

Speculative Nature. The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value. Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Small and Mid-Cap Companies. The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions. The small and mid cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so. As a result of these factors, securities of these small and mid cap companies may expose shareholders of the Fund to above average risk.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value investing may fall out of favor and underperform growth or other style investing during given periods.

Annual Total Return

The bar chart and table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information with respect to the Fund is available at www.ancorafunds.com.

Total Returns as of 12/31 For Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 11.70% (quarter ended December 31, 2013) and the lowest return for a quarter was -14.02% (quarter ended September 30, 2015). Updated performance information is available at the Fund’s internet site at www.ancorafunds.com.

6

Average Annual Total Returns (for the period ended December 31, 2016)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes. The after tax returns included in the table are only for Class I Shares. After tax returns for Class C Shares and Class S Shares will vary from those for Class I Shares. After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	Life of Fund*
Class I Shares
Return Before Taxes	16.58%	10.79%
Return After Taxes on Distributions	16.51%	10.17%
Return After Taxes on Distributions and Sale of Fund Shares	9.39%	8.31%
Class C Shares
Return Before Taxes	15.78%	9.92%
Class S Shares
Return Before Taxes	16.97%	1.73%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	17.60%	13.00%

*From January 2, 2013 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Dan Thelen, a portfolio manager with Ancora Advisors LLC, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $5,000 Class I: $5,000 Class S: $1,500,000* Minimum Additional Investment All Classes: $1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading. Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution. For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

* Investors that do not meet the $1,500,000 minimum will nonetheless be permitted to purchase Class S shares if such investors participate in a financial intermediary platform that has committed to aggregate investments in the Fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform), as further described in the prospectus.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7

ANCORA MICROCAP FUND

(Class C, Class I and Class S Shares)

Investment Objective

The investment objective of Ancora MicroCap Fund (the “Fund”) is to obtain capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class I	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class I	Class S (4)
Management Fees	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.00%	0.00%
Other Expenses (1)	0.65%	0.66%	0.65%
Shareholder Service Fees (1)	0.00%	0.01%	0.00%
Remainder of Other Expenses	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.41%	1.67%	1.66%
Fee Waiver(3)	0.00%	(0.06%)	(0.43%)
Total Annual Fund Operating Expenses After Fee Waiver(3)	2.41%	1.61%	1.00%

(1)	Information relating to Other Expenses has been restated to reflect the addition of Shareholder Service Fees for Class I Shares effective April 30, 2017.

(2)	These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(3)	The Advisor and the Trust have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 1.60% for Class I shares and 1.00% for Class S shares (restated to reflect change from 0.99% as of April 30, 2017). This fee waiver will remain in effect until at least April 30, 2018 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation. See Fund Details – Investment Advisor for details on this fee waiver agreement.

(4)	Other Expenses and Acquired Fund Fees and Expenses for Class S shares are based on estimated amounts. Class S shares were not offered prior to the date of this prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora MicroCap Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$244	$751	$1,285	$2,746
Class I Shares	$170	$526	$907	$1,976
Class S Shares	$227	$580	$956	$2,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During 2016, the Fund’s portfolio turnover rate was 13.60% of the average value of its whole portfolio.

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Principal Investment Strategies

Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities of companies whose equity securities have a total market value of under $500,000,000. Equity securities consist of common stock, preferred stock and securities convertible into common or preferred stock. The Fund emphasizes a “value” style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings. As a result of its focus on small companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more “aggressive” than other mutual funds having a “value” style of investing.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently the Fund’s share price may decline and you could lose money.

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so. As a result of these factors, securities of these micro cap companies may expose shareholders of the Fund to above average risk.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value investing may fall out of favor and underperform growth or other style investing during given periods.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information with respect to the Fund is available at www.ancorafunds.com.

Total Returns as of 12/31 For Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 35.52% (quarter ended June 30, 2009) and the lowest return for a quarter was –18.32% (quarter ended September 30, 2011). Updated performance information is available at the Fund’s internet site at www.ancorafunds.com.

Average Annual Total Returns (for the period ended December 31, 2016)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes. The after tax returns included in the table are only for Class I Shares. After tax returns for Class C Shares and Class S Shares will vary from those for Class I Shares. After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

9

	1 Year	5 Years	Life of Fund*
Class I Shares
Return Before Taxes	16.73%	14.19%	10.21%
Return After Taxes on Distributions	16.07%	11.93%	8.63%
Return After Taxes on Distributions and Sale of Fund Shares	9.61%	11/10%	8.12%
Class C Shares
Return Before Taxes	15.68%	13.27%	9.46%
Russell Microcap Index (reflects no deduction for fees, expenses, or taxes)	20.35%	15.59%	8.93%

*From September 2, 2008 (inception of operations)

Performance information for Class S shares is not shown because Class S shares were not offered prior to the date of this prospectus. Class S would have substantially similar returns to those shown above because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Advisor

Ancora Advisors LLC

Portfolio Managers

Denis J. Amato has managed the Fund since 2008. Michael Santelli has co-managed the Fund since 2017. It is anticipated that on October 31, 2017, Mr. Amato will resign and Mr. Santelli will become the sole portfolio manager of the Fund.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $5,000 Class I: $5,000 Class S: $1,500,000* Minimum Additional Investment All Classes: $1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading. Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution. For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

* Investors that do not meet the $1,500,000 minimum will nonetheless be permitted to purchase Class S shares if such investors participate in a financial intermediary platform that has committed to aggregate investments in the Fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform), as further described in the prospectus.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ANCORA SPECIAL OPPORTUNITY FUND

(Class C, Class I and Class S Shares)

Investment Objective

The investment objective of Ancora Special Opportunity Fund (the “Fund”) is to obtain a high total return, through a combination of income and capital appreciation in the value of its shares.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class I	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class I	Class S (4)
Management Fees	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.00%	0.00%
Other Expenses (1)	0.73%	0.74%	0.73%
Shareholder Service Fees (1)	0.00%	0.01%	0.00%
Remainder of Other Expenses	0.73%	0.73%	0.73%
Acquired Fund Fees and Expenses(2)	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	2.99%	2.25%	2.24%
Fee Waiver(3)	0.00%	0.00%	(0.73%)
Total Annual Fund Operating Expenses After Fee Waiver(3)	2.99%	2.25%	1.51%

(1)	Information relating to Other Expenses has been restated to reflect the addition of Shareholder Service Fees for Class I Shares effective April 30, 2017.

(2)	These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(3)	The Advisor and the Trust have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 1.00% for Class S shares (restated to reflect change from 0.99% as of April 30, 2017). This fee waiver will remain in effect until at least April 30, 2018 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation. See Fund Details – Investment Advisor for details on this fee waiver agreement.

(4)	Other Expenses and Acquired Fund Fees and Expenses for Class S shares are based on estimated amounts. Class S shares were not offered prior to the date of this prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$302	$924	$1,572	$3,308
Class I Shares	$228	$703	$1,205	$2,585
Class S Shares	$227	$700	$1,200	$2,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During 2016, the Fund’s portfolio turnover rate was 141.57% of the average value of its whole portfolio.

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Principal Investment Strategies

The Fund pursues its objective of obtaining a high total return by seeking out and investing in companies which the Advisor believes have the potential for superior returns.  Under normal circumstances, at least 80% of the assets of the Fund will be invested in publicly traded equity securities of such companies (such as common stock, preferred stock and securities convertible into common or preferred stock), including equity securities of closed-end funds.

Examples of companies in which the Fund may invest include (i) companies which have lost significant market value, if the Advisor believes the fortunes of these companies may be more favorable in the future, (ii) companies which are undergoing financial restructuring or which may be repositioning themselves in the marketplace for their products or services, and (iii) companies having products or services which are new and untested or which may gain wider acceptance in the future.  Securities in the Fund will tend to be of companies with “micro” and small capitalizations (that is, with market capitalizations of less than $2 billion), but this will not be a requirement.

The Fund may also invest in common and preferred shares of closed-end investment companies (also known as “closed-end funds) and shares of ETF’s.)

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Small and Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The small and micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so. As a result of these factors, securities of these small and micro cap companies may expose shareholders of the Fund to above average risk.

Closed-End Funds and ETF’s.  The shares of many closed-end funds frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. The Fund may purchase shares of closed-end funds which trade at a market discount.  However, there can be no assurance that the market discount on shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.

The closed-end funds and ETF’s in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.  Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value investing may fall out of favor and underperform growth or other style investing during given periods.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information with respect to the Fund is available at www.ancorafunds.com.

12

Total Returns as of 12/31 For Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 46.86% (quarter ended June 30, 2009) and the lowest return for a quarter was –33.5% (quarter ended December 31, 2008). Updated performance information is available at the Fund’s internet site at www.ancorafunds.com.

Average Annual Total Returns (for the period ended December 31, 2016)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of any applicable state and local taxes. The after tax returns included in the table are only for Class I Shares. After tax returns for Class C Shares and Class S Shares will vary from those for Class I Shares. After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	17.19%	14.18%	6.26%
Return After Taxes on Distributions	15.16%	12.71%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	9.83%	11.02%	4.71%
Class C Shares
Return Before Taxes	16.33%	13.37%	5.63%
Wilshire 5000 Index (reflects no deduction for fees, expenses, or taxes)	13.38%	14.73%	7.09%

Performance information for Class S shares is not shown because Class S shares were not offered prior to the date of this prospectus. Class S would have substantially similar returns to those shown above because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $5,000 Class I: $5,000 Class S: $1,500,000* Minimum Additional Investment All Classes: $1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading. Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution. For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

13

* Investors that do not meet the $1,500,000 minimum will nonetheless be permitted to purchase Class S shares if such investors participate in a financial intermediary platform that has committed to aggregate investments in the Fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform), as further described in the prospectus.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14

FUND DETAILS

TEMPORARY DEFENSIVE POSITIONS

In attempting to respond to adverse market, economic, political or other conditions, each Fund may take temporary defensive positions that are inconsistent with such Fund’s principal investment strategies, such as investing in cash or cash equivalents, high-quality short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive position may adversely affect the ability of such Fund to achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings information is available in the Statement of Additional Information.

The Fund will disclose complete portfolio holdings information on the Fund's internet site at www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter. The portfolio holdings information will be located through a prominent hyperlink on the right-hand side of such page on the Fund's internet site. Such portfolio holdings information may then be disclosed to any person no earlier than one day after the day on which the information is posted on the Fund's internet site. The complete portfolio information for each fiscal quarter will remain available on the Fund's internet site at least until the date on which the Fund files its Form N-Q or Form N-CSR with the Securities and Exchange Commission for the period that includes the date as of which the portfolio holdings information located on the Fund's internet site is current.

INVESTMENT ADVISOR

Each Fund since its inception has retained as its investment advisor Ancora Advisors LLC (the “Advisor”), 6060 Parkland Blvd., Cleveland, Ohio 44124, an investment advisor established in 2003. The Advisor manages investments for individually managed accounts comprised of high net worth individuals, pension and profit sharing plans, charitable organizations and businesses, and sub-advisor for mutual funds not affiliated with the Ancora Funds. The Advisor also is the advisor to numerous hedge funds, the first since 2004.

Subject to the supervision and direction of the Fund’s Board of Trustees, the Advisor, as investment advisor, manages the Fund’s assets in accordance with the stated policies of such Fund.  The Advisor makes investment decisions for the Fund and places the purchase and sale order for portfolio transactions.

For its services, the Advisor receives from each of the Funds an annual investment management fee of 1.00% of such Fund’s average net assets.

The Advisor has contractually agreed to waive its fees to the extent necessary to limit the Fund’s total annual fund operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, and the cost of “Acquired Fund Fees and Expenses,” if any) to the amounts set forth below. Fee waivers are calculated and applied at least monthly, based on each Fund’s average net assets during such month. These fee waivers will remain in effect until at least April 30, 2018 but can be terminated by a vote of the Board of Trustees if they deem the termination to be beneficial to the Fund shareholders. The terms of the Advisor’s waiver agreement provide that the Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Fund’s operating expenses, together with the amount recovered, do not exceed the applicable expense limitation amount. The Advisor is not obligated to reimburse a Fund for amounts in excess of the fee waiver.

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Fund	Contractual Limit on Total Operating Expenses
Ancora Income Fund
Class C	2.00%
Class I	1.285%
Class S	1.00%
Ancora/Thelen Small-Mid Cap Fund
Class I	1.39%
Class S	1.00%
Ancora MicroCap Fund
Class I	1.60%
Class S	1.00%
Ancora Special Opportunity Fund
Class S	1.00%

A discussion regarding the basis for the Board of Trustees’ approval of the management agreement between each Fund and the Advisor is available in the Funds’ annual report for the year ended December 31, 2016.

PORTFOLIO MANAGERS

Richard A. Barone is, and has been since 2004, the portfolio manager of Ancora Income Fund and Ancora Special Opportunity Fund and is responsible for the day-to-day management of such Funds. Denis J. Amato is, and has been since its inception in 2008, the Portfolio Manager of Ancora MicroCap Fund and is responsible for the day-to-day management of such Fund. Michael Santelli has co-managed the Fund since 2017. It is anticipated that on October 31, 2017, Mr. Amato will resign and Mr. Santelli will become the sole portfolio manager of this Fund. Dan Thelen has been the portfolio manager of Ancora/Thelen Small-Mid Cap Fund since its inception in 2013.

In addition to his responsibilities with the Funds, Richard A. Barone serves as Chairman Emeritus of The Ancora Group Inc., which is the parent company of the Advisor. Mr. Barone served as a member of the Executive Committee of The Ancora Group Inc. until December 31, 2015. From 2001 to 2003, Mr. Barone served as portfolio manager of Fifth Third Bancorp’s asset management subsidiary, Fifth Third Investment Advisors.  Prior to 2001, Mr. Barone was Chief Executive Officer of Maxus Investment Group, a financial services company, and was the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund.

Denis J. Amato served as a member of the Executive Committee of The Ancora Group Inc., which is the parent of the Advisor until December 31, 2015. From 2001 to 2005, Mr. Amato served as the Chief Investment Officer for the Northeast Ohio Region of Fifth Third Bank, managed both individual and institutional portfolios and was a portfolio manager for two mutual funds, including the Fifth Third MicroCap Value Fund. During the period from 1997 to 2001, Mr. Amato was the Chief Investment Officer and lead equity portfolio strategist with the Maxus Investment Group. While with Maxus, Denis J. Amato was the portfolio manager for the Maxus Ohio Heartland Fund. Mr. Amato was the Chief Investment Officer at Gelfand Partners beginning in 1991 until that organization merged with Maxus in 1997.

Michael Santelli, a portfolio manager with the Advisor, is co-manager of the Ancora Microcap Fund. From 2014 to 2016, Michael was co-CIO with Inverness, a wealth management firm. From 1995 to 2013, he was a portfolio manager at PNC Capital Advisors and its predecessors. He was the lead portfolio manager of the fundamental value team, including the PNC Mid Cap Value Fund, from 2003 to 2013. He was a member of the value team from 2000 to 2003. He was the leader of the taxable fixed income team from 1998 to 2000 and a portfolio manager on that team from 1995 to 1997. From 1991 to 1995 he was a mortgage backed securities analyst at Merrill Lynch and Donaldson, Lufkin & Jenrette.

Dan Thelen, a portfolio manager with the Advisor, has managed the Ancora/Thelen Small-Mid Cap Fund since its inception in 2013. From 2000 to the end of 2011, Dan was a vice president and portfolio manager at Loomis Sayles & Co, and a member of its small/mid cap value team. He was the lead manager of the Loomis Sayles Small Cap Value Fund from 2000 to 2011. From 1996 to 2000, he was an analyst at Loomis Sayles & Co.

The Statement of Additional Information provides additional information about each portfolio manager’s (i) compensation, (ii) other accounts managed and (iii) ownership of securities in each Fund.

CHOOSING A CLASS OF SHARES

Each of the Funds offers Class C shares, Class I shares and Class S shares. No class has a front-end sales charge.

Class C Shares

Class C shares are subject to distribution (12b-1) and shareholder servicing fees. See “Distribution (12b-1) and Service Fees” below.

Class I Shares

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Class I shares are not subject to distribution fees and have lower servicing fees, so they have lower ongoing expenses than Class C shares.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such client may include individuals, corporations, endowments and foundations. Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families.

Class I shares are also available for purchase by the following categories of investors:

•	Certain employer-sponsored retirement plans.
•	Certain bank or broker-affiliated trust departments.
•	Advisory accounts of the Advisor and its affiliates.
•	Current and former trustees of any Ancora Fund, and their immediate family members (as defined in the statement of additional information).
•	Officers, directors and former directors of The Ancora Group Inc. and its affiliates, and their immediate family members.
•	Full-time and retired employees of The Ancora Group Inc. and its affiliates, and their immediate family members.
•	Certain financial intermediary personnel, and their immediate family members.

Class S Shares

Class S shares are not subject to distribution or servicing fees, so they have lower ongoing expenses than Class C shares.

The ordinary minimum investment amount for Class S shares is $1,500,000. However, Class S shares of each Fund may be purchased by investors who do not meet the $1,500,000 minimum investment amount if such investors participate in certain financial intermediary platforms, including but not limited to mutual fund wrap fee programs, bank trust platforms, retirement platforms, asset allocation platforms, managed account programs, and other discretionary or nondiscretionary fee-based investment advisory programs, each of which has committed to aggregate investments in such fund in excess of $100,000,000 (or such lesser amount permitted by the Trust with respect to such platform).

Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements.

Please refer to the statement of additional information for more information about Class C, Class I and Class S shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

DISTRIBUTION (12B-1) AND SERVICE FEES

The Class C shares of each Fund charge distribution and shareholder servicing fees (also known as “12b-1 fees”). These fees are paid (i) to Arbor Court Capital, LLC for its services in connection with distribution and shareholder servicing and (ii) to financial institutions and intermediaries such as banks, investment counselors, broker-dealers and mutual fund supermarkets as compensation for services or reimbursement of expenses in connection with distribution assistance and providing services to shareholders.

Distribution fees and shareholder service fees are paid from the Fund assets on an ongoing basis, will increase the cost of investment of Class C shareholders, and may cost you more than other types of sales charges.

The distribution fees vary by Fund and class of shares as follows:

•	Class C shares of Ancora Income Fund pay a distribution fee of 0.25% of the average daily net assets of the Fund.
•	Class C shares of each of Ancora/Thelan Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund pay a distribution fee of 0.50% of the average daily net assets of the applicable Fund.
•	Class C shares of each Fund also pay a shareholder service fee of 0.25% of the average daily net assets of the applicable Fund.
•	No distribution fees are paid by Class I or Class S shares of any of the Funds.
•	Class I shares of each Fund pay a shareholder service fee of 0.01% of the average daily net assets of the applicable Fund.

PURCHASING YOUR SHARES

You may purchase shares directly from the Fund or through your financial advisor or financial institution. You may purchase shares on any day when the New York Stock Exchange is open for trading.

17

Opening an Account

In order to open an account you must complete an investment application. You can obtain an investment application from your financial advisor, your financial institution, or by visiting our website at www.ancorafunds.com. For more information about how to purchase shares, call the Fund at 1.866.626.2672.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed. If we close your account because we are unable to completely verify your identify, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Directly from the Fund

•	Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Ancora Funds. We do not accept third party checks for initial investments.
•	Send your check with the completed investment application by regular mail to Ancora Funds, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.
•	Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
•	You may also open a fund-direct account through your financial advisor.

Through Your Financial Institution

•	You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Arbor Court Capital, LLC.
•	Your financial institution will act as the shareholder of record of your shares.
•	Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
•	Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund’s behalf.
•	Your financial institution may receive compensation from the Fund, the Advisor, the Distributor or their affiliates.
•	Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

Through Retirement Plans

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

For further information about any of the plans, agreements, applications and annual fees, contact the Fund at 1.866.626.2672 or contact your financial advisor.

Through a Processing Organization

You may also purchase shares of the Fund through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Fund to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with the Fund. The Authorized Processing Organization may:

•	Charge a fee for its services
•	Act as the shareholder of record of the shares
•	Set different minimum initial and additional investment requirements
•	Impose other charges and restrictions
•	Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

The Fund considers a purchase or sales order as received when an Authorized Processing Organization or its authorized designee receives the order in proper form. These orders will be priced based on the Fund’s NAV next computed after such order is received in proper form by an Authorized Processing Organization or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and the Fund. Certain Authorized Processing Organizations may receive compensation from the Fund, the Advisor, the Distributor, or their affiliates.

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It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by the Fund in a timely manner.

Pricing of Purchases

Purchase orders received by the Fund, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s NAV. Purchase orders received by the Fund, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by the Fund in proper form and in a timely manner.

Adding to Your Account

By Check

•	Complete the investment form provided at the bottom of a recent account statement.
•	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Ancora Funds.
•	Write your account number on the check.
•	Either: (1) Mail the check with the investment form from the bottom of a recent statement to the Fund; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to the Fund.
•	If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By Wire

•	Contact the Fund, your financial advisor or your financial institution for further instructions.
•	Contact your bank and ask it to wire federal funds to the Fund. Specify your name and account number when remitting the funds.
•	Your bank may charge a fee for handling wire transfers.
•	Purchases in the Fund will be processed at that day’s NAV (or public offering price, if applicable) if the Fund receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

Automatic Investment Plan

You can pre-authorize monthly investments in a Fund of $100 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment. For further details, call the Fund at 1.866.626.2672.

SELLING (REDEEMING) YOUR SHARES

You may sell some or all of your shares on any day that the NYSE is open for regular trading. If your request is received by the Fund, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

Directly from the Fund – By Telephone

•	You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is at least $1,000 and not more than $100,000.
•	To sell your Fund shares by telephone, call the Fund at 1.866.626.2672.
•	Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.
•	If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.
•	Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to the Fund (or send by overnight delivery), a written request for the sale of your shares.
•	In order to protect your investment assets, the Fund will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Fund will not be liable in those cases. The Fund has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.
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Directly from the Fund – By Mail

•	Write to the Fund at Ancora Funds, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.
•	Indicate the number of shares or dollar amount to be sold.
•	Include your name and account number.
•	Sign your request exactly as your name appears on your investment application.
•	You may be required to have your signature guaranteed.

Directly from the Fund – By Wire

•	Complete the appropriate information on the investment application.
•	You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.
•	Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States in the name of the shareholder. Third party wires are prohibited.
•	Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. For more information, call the Fund at 1.866.626.2672.

Directly from the Fund – Through a Systematic Withdrawal Plan

•	You may elect to receive withdrawals of $100 or more if your account value is at least $5,000.
•	Withdrawals can be made monthly or quarterly.
•	There is no fee for this service.
•	There is no minimum account balance required for retirement plans.

Through Your Financial Advisor, Financial Institution or Authorized Processing Organization

•	You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.
•	Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to the Fund in proper form and in a timely manner.
•	Your financial institution may charge you a fee for selling your shares.
•	Sale proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Short Term Redemption Fee

If you sell (redeem) your shares after holding them less than 90 days, a 2.00% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund, not the Distributor or the Advisor, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; or (ii) rollovers, transfers, and changes of account registration within the Fund, or transfers between classes of a Fund as long as the money never leaves the Fund.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions related to death or due to a divorce decree;
•	Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
•	Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisors or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

The Fund seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that the Fund will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Other Information Concerning Redemption

Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Advisor, such Fund could be affected adversely by immediate payment.  In addition, the right of redemption for a Fund may be suspended or the date of

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payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the Class C or Class I shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $5,000. Each Fund also has the right to convert into Class I shares, upon not less than 30 days written notice, all of the Class S shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,500,000 or, in the case of a Class S shareholder who was permitted to purchase shares through a financial intermediary platform that committed to aggregate investments in excess of $100,000,000 (or such lesser amount permitted by the Trust with respect to such platform), if the relevant financial intermediary platform fails to or ceases to maintain aggregate investments with an aggregate net asset value of $100,000,000 or such lesser amount as permitted by the Trust. A shareholder will be given at least 30 days written notice prior to any involuntary redemption or conversion and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption or conversion is processed.

When a conversion occurs, the shareholder receives Class I shares in place of Class S shares of the same Fund. At the time of conversion, the dollar value of the “new” shares received by the shareholder equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of a shareholder’s investment in the Fund at the time of conversion. However, the number of Class I shares owned by a shareholder after the conversion may be greater than or less than the number of Class S shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by the Fund, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
•	If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Multiple Accounts In Same Household

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Fund at 1.866.626.2672. You may also notify the Fund in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Fund receives your request to stop householding.

Systematic Withdrawal Plan

Shareholders who own shares of a Fund valued at $5,000 or more per Fund may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter).  These investment minimums may be waived in the discretion of the Fund.  Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments.  If withdrawal payments exceed reinvested dividends and distributions, the investor’s shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund.  Additional information regarding systematic withdrawal plans may be obtained by calling the Fund at 1.866.626.2672.

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EXCESSIVE TRADING PRACTICES

Excessive trading in the Funds may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to excessive short-term trading by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While a Fund cannot assure the prevention of all excessive trading, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all excessive trading, shareholders may be subject to the risks described above.

A shareholder may be considered as engaged in excessive trading if he or she has (i) requested an exchange or redemption out of any Ancora Fund within 2 weeks of an earlier purchase or exchange into such Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Ancora Fund to another Ancora Fund and back to the original Ancora Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. The Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (2) enforce the Funds’ excessive trading policy with respect to customers identified by the Funds as having engaged in excessive trading.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in excessive trading.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Ancora Income Fund has adopted a policy of paying a monthly dividend. This policy is subject to change at any time. Each other Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund (unless shares are held in a tax-deferred account).  Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains.  Generally, distributions from Ancora Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales.  Please consult your tax adviser regarding your federal, state, and local tax liability.

GENERAL INFORMATION

The distributor for shares of the Funds is Arbor Court Capital, LLC (the “Distributor”). The Distributor’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio 45202 is the custodian for each Fund’s securities and cash. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 is each Fund’s transfer, redemption and dividend distributing agent.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by the Funds’ Independent Registered Public Accounting Firm,

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Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the year ended December 31, 2016, which is available upon request.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS C SHARES	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Selected Per Share Data
Net asset value, beginning of year	$ 8.06	$ 8.37	$ 8.08	$ 8.98	$ 8.97

Income from investment operations
Net investment income (a)	0.26	0.28	0.27	0.26	0.31
Net realized and unrealized gain (loss)	0.18	(0.05)	0.60	(0.56)	0.30
Total from investment operations	0.44	0.23	0.87	(0.30)	0.61

Less Distributions to shareholders:
From net investment income	(0.28)	(0.32)	(0.49)	(0.35)	(0.60)
From net realized gain	(0.04)	(0.08)	(0.03)	-	-
From return of capital	(0.17)	(0.14)	(0.06)	(0.25)	-
Total distributions	(0.49)	(0.54)	(0.58)	(0.60)	(0.60)

Paid in capital from redemption fees	- (e)	-	-	-	-

Net asset value, end of year	$ 8.01	$ 8.06	$ 8.37	$ 8.08	$ 8.98

Total Return (b)	5.51%	2.81%	10.92%	(3.51)%	6.84%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,278	$ 14,645	$ 13,817	$ 12,601	$ 14,300
Ratio of expenses to average net assets (c)	1.93%	1.92%	1.95%	1.95%	2.00%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.93%	1.92%	1.95%	1.95%	2.01%
Ratio of net investment income (loss) to
average net assets (c) (d)	3.22%	3.42%	3.23%	3.00%	3.42%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.22%	3.42%	3.23%	3.00%	3.41%
Portfolio turnover rate	76.34%	88.64%	104.56%	122.34%	116.25%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Amount is less than 0.005.
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FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Period Ended
CLASS C SHARES	12/31/2016	12/31/2015	12/31/2014	12/31/2013 (g)
Selected Per Share Data
Net asset value, beginning of period	$ 11.85	$ 13.30	$ 13.07	$ 10.00

Income from investment operations
Net investment income (loss) (a)	(0.09)	(0.08)	0.03	(0.11)
Net realized and unrealized gain (loss)	1.96	(1.25)	0.69	3.39
Total from investment operations	1.87	(1.33)	0.72	3.28

Less Distributions to shareholders:
From net investment income	-	(0.01)	(0.04)	-
From net realized gain	-	(0.11)	(0.45)	(0.21)
From return of capital	-	-	-	-
Total distributions	-	(0.12)	(0.49)	(0.21)

Net asset value, end of period	$ 13.72	$ 11.85	$ 13.30	$ 13.07

Total Return (b)	15.78%	(9.99)%	5.44%	32.84% (f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 932	$ 859	$ 1,150	$ 1,049
Ratio of expenses to average net assets (c)	2.07%	2.07%	2.10%	2.18% (e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2.07%	2.07%	2.10%	2.18% (e)
Ratio of net investment income (loss) to
average net assets (c) (d)	(0.76)%	(0.60)%	0.25%	(0.94)% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0.76)%	(0.60)%	0.25%	(0.94)% (e)
Portfolio turnover rate	80.25%	57.12%	63.63%	46.72% (f)

(a) Net investment income (loss) per share is based on average shares outstanding.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

(g) For period January 2, 2013 (commencement of operations) through December 31, 2013.

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FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora MicroCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS C SHARES	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Selected Per Share Data
Net asset value, beginning of year	$ 10.44	$ 13.41	$ 13.48	$ 10.78	$ 10.05

Income from investment operations
Net investment loss (a)	(0.06)	(0.21)	(0.16)	(0.20)	(0.17)
Net realized and unrealized gain (loss)	1.70	(1.02)	2.19	3.96	1.60
Total from investment operations	1.64	(1.23)	2.03	3.76	1.43

Less Distributions to shareholders:
From net investment income	-	-	-	-	-
From net realized gain	(0.18)	(1.74)	(2.10)	(1.06)	(0.70)
Total distributions	(0.18)	(1.74)	(2.10)	(1.06)	(0.70)

Net asset value, end of year	$ 11.90	$ 10.44	$ 13.41	$ 13.48	$ 10.78

Total Return (b)	15.68%	(9.22)%	15.11%	35.00%	14.27%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 968	$ 946	$ 878	$ 791	$ 950
Ratio of expenses to average net assets	2.40%	2.35%	2.46%	2.58%	2.87%
Ratio of expenses to average net assets
before waiver & reimbursement	2.40%	2.35%	2.46%	2.58%	2.87%
Ratio of net investment income (loss) to
average net assets	(0.53)%	(1.63)%	(1.13)%	(1.61)%	(1.57)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.53)%	(1.63)%	(1.13)%	(1.61)%	(1.57)%
Portfolio turnover rate	13.60%	26.97%	34.39%	23.02%	27.30%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

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FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Special Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS C SHARES	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Selected Per Share Data
Net asset value, beginning of year	$ 5.71	$ 6.04	$ 6.70	$ 5.21	$ 4.33

Income from investment operations
Net investment loss (a)	(0.05)	(0.03)	(0.06)	(0.10)	(0.06)
Net realized and unrealized gain (loss)	0.98	(0.19)	0.51	1.67	0.94
Total from investment operations	0.93	(0.22)	0.45	1.57	0.88

Less Distributions to shareholders:
From net investment income	-	-	-	-	- (b)
From net realized gain	(0.30)	(0.11)	(1.11)	(0.08)	-
From return of capital	-	-	-	-	-
Total distributions	(0.30)	(0.11)	(1.11)	(0.08)	-

Net asset value, end of year	$ 6.34	$ 5.71	$ 6.04	$ 6.70	$ 5.21

Total Return (c)	16.33%	(3.60)%	6.54%	30.21%	20.40%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 11,448	$ 10,269	$ 6,921	$ 6,784	$ 5,452
Ratio of expenses to average net assets (d)	2.48%	2.51%	2.52%	2.59%	2.70%
Ratio of expenses to average net assets
before waiver & reimbursement (d)	2.48%	2.51%	2.52%	2.59%	2.70%
Ratio of net investment income (loss) to
average net assets (d) (e)	(0.89)%	(0.44)%	(0.85)%	(1.54)%	(1.25)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (d) (e)	(0.89)%	(0.44)%	(0.85)%	(1.54)%	(1.25)%
Portfolio turnover rate	141.57%	200.23%	145.11%	113.99%	124.71%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount is less than 0.005.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

26

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (formerly Class D)	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Selected Per Share Data
Net asset value, beginning of year	$ 8.15	$ 8.44	$ 8.12	$ 8.98	$ 8.98

Income from investment operations
Net investment income (loss) (a)	0.33	0.34	0.33	0.32	0.34
Net realized and unrealized gain (loss)	0.17	(0.06)	0.60	(0.55)	0.29
Total from investment operations	0.50	0.28	0.93	(0.23)	0.63

Less Distributions to shareholders:
From net investment income	(0.31)	(0.35)	(0.52)	(0.36)	(0.63)
From net realized gain	(0.04)	(0.08)	(0.03)	-	-
From return of capital	(0.17)	(0.14)	(0.06)	(0.27)	-
Total distributions	(0.52)	(0.57)	(0.61)	(0.63)	(0.63)

Paid in capital from redemption fees	- (e)	- (e)	-	-	-

Net asset value, end of year	$ 8.13	$ 8.15	$ 8.44	$ 8.12	$ 8.98

Total Return (b)	6.21%	3.41%	11.64%	(2.71)%	7.19%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 19,880	$ 13,814	$ 11,574	$ 9,682	$ 9,161
Ratio of expenses to average net assets (c)	1.28%	1.28%	1.28%	1.29%	1.75%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.43%	1.42%	1.46%	1.45%	1.76%
Ratio of net investment income (loss) to
average net assets (c) (d)	4.04%	4.08%	3.88%	3.71%	3.74%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.90%	3.94%	3.70%	3.55%	3.73%
Portfolio turnover rate	76.34%	88.64%	104.56%	122.34%	116.25%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Amount is less than 0.005.

27

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Period Ended
CLASS I SHARES	12/31/2016	12/31/2015	12/31/2014	12/31/2013 (g)
Selected Per Share Data
Net asset value, beginning of period	$ 12.06	$ 13.43	$ 13.19	$ 10.00

Income from investment operations
Net investment income (loss) (a)	0.00(h)	0.01	0.14	(0.01)
Net realized and unrealized gain (loss)	2.00	(1.26)	0.69	3.41
Total from investment operations	2.00	(1.25)	0.83	3.40

Less Distributions to shareholders:
From net investment income	(0.02)	(0.01)	(0.14)	-
From net realized gain	-	(0.11)	(0.45)	(0.21)
From return of capital	-	-	-	-
Total distributions	(0.02)	(0.12)	(0.59)	(0.21)

Paid in capital from redemption fees	- (h)	- (h)	-	-

Net asset value, end of period	$ 14.04	$ 12.06	$ 13.43	$ 13.19

Total Return (b)	16.58%	(9.30)%	6.22%	34.04% (f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 61,691	$ 51,236	$ 54,439	$ 43,787
Ratio of expenses to average net assets (c)	1.32%	1.31%	1.32%	1.39% (e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.32%	1.31%	1.32%	1.46% (e)
Ratio of net investment income (loss) to
average net assets (c) (d)	0.03%	0.09%	1.07%	(0.09)% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	0.03%	0.09%	1.07%	(0.17)% (e)
Portfolio turnover rate	80.25%	57.12%	63.63%	46.72% (f)

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.
(g)	For period January 2, 2013 (commencement of operations) through December 31, 2013.
(h)	Amount is less than 0.005.
28

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora MicroCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (formerly Class D)	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Selected Per Share Data
Net asset value, beginning of year	$ 11.20	$ 14.15	$ 13.99	$ 11.05	$ 10.23

Income from investment operations
Net investment loss (a)	0.03	(0.12)	(0.04)	(0.08)	(0.12)
Net realized and unrealized gain (loss)	1.85	(1.09)	2.30	4.08	1.64
Total from investment operations	1.88	(1.21)	2.26	4.00	1.52

Less Distributions to shareholders:
From net investment income	(0.03)	-	-	-	-
From net realized gain	(0.18)	(1.74)	(2.10)	(1.06)	(0.70)
Total distributions	(0.21)	(1.74)	(2.10)	(1.06)	(0.70)

Paid in capital from redemption fees	- (c)	- (c)	-	-	-

Net asset value, end of year	$ 12.87	$ 11.20	$ 14.15	$ 13.99	$ 11.05

Total Return (b)	16.73%	(8.61)%	16.21%	36.32%	14.89%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 16,195	$ 14,665	$ 13,640	$ 11,136	$ 6,629
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.60%	2.37%
Ratio of expenses to average net assets
before waiver & reimbursement	1.65%	1.60%	1.71%	1.83%	2.37%
Ratio of net investment income (loss) to
average net assets	0.28%	(0.90)%	(0.25)%	(0.58)%	(1.03)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.22%	(0.90)%	(0.36)%	(0.81)%	(1.03)%
Portfolio turnover rate	13.60%	26.97%	34.39%	23.02%	27.30%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Amount is less than 0.005.

29

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Special Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (formerly Class D)	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Selected Per Share Data
Net asset value, beginning of year	$ 6.18	$ 6.48	$ 7.06	$ 5.44	$ 4.50

Income from investment operations
Net investment income (loss) (a)	(0.01)	0.02	(0.01)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	1.07	(0.21)	0.54	1.75	0.98
Total from investment operations	1.06	(0.19)	0.53	1.70	0.94

Less Distributions to shareholders:
From net investment income	-	-	-	-	- (b)
From net realized gain	(0.30)	(0.11)	(1.11)	(0.08)	-
From return of capital	-	-	-	-	-
Total distributions	(0.30)	(0.11)	(1.11)	(0.08)	-

Paid in capital from redemption fees

Net asset value, end of year	$ 6.94	$ 6.18	$ 6.48	$ 7.06	$ 5.44

Total Return (c)	17.19%	(2.89)%	7.33%	31.32%	20.97%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 3,820	$ 2,930	$ 3,226	$ 3,392	$ 2,999
Ratio of expenses to average net assets (d)	1.73%	1.76%	1.77%	1.84%	2.20%
Ratio of expenses to average net assets
before waiver & reimbursement (d)	1.73%	1.76%	1.77%	1.84%	2.20%
Ratio of net investment income (loss) to
average net assets (d) (e)	(0.10)%	0.24%	(0.13)%	(0.76)%	(0.75)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (d) (e)	(0.10)%	0.24%	(0.13)%	(0.76)%	(0.75)%
Portfolio turnover rate	141.57%	200.23%	145.11%	113.99%	124.71%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount less than 0.005.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

30

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Period Ended
CLASS S SHARES	12/31/2016	12/31/2015 (g)
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 14.00

Income from investment operations
Net investment income (loss) (a)	0.05	0.01
Net realized and unrealized gain (loss)	2.03	(1.66)
Total from investment operations	2.08	(1.65)

Less Distributions to shareholders:
From net investment income	(0.02)	(0.01)
From net realized gain	-	(0.11)
From return of capital	-	-
Total distributions	(0.02)	(0.12)

Net asset value, end of period	$14.29	$ 12.23

Total Return (b)	16.97%	(11.77)% (f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 7,267	$ 3,981
Ratio of expenses to average net assets (c)	0.99%	0.99% (e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.31%	1.31% (e)
Ratio of net investment income (loss) to
average net assets (c) (d)	0.34%	0.15% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	0.01%	(0.16)% (e)
Portfolio turnover rate	80.25%	57.12% (f)

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Annualized

(f) Not Annualized

(g) For period June 19, 2015 (commencement of operations) through December 31, 2015.

31

Appendix A

Description of Bond Ratings

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

BB, B, CCC and CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

32

[back cover]

The following additional information about the Funds is available without charge upon request:

Statement of Additional Information. Additional information about the Funds has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information dated April 30, 2017. This document includes additional information about the Funds’ investment policies, risks and operations. It is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. The annual reports contain a discussion of market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

HOW TO GET MORE INFORMATION

To obtain the Statement of Additional Information (“SAI”) without charge, call the Funds at 1.866.626.2672. You may also call this number to request the Funds’ annual report, to request the Funds’ semi-annual report, to request other information about the Fund, and to make shareholder inquiries. The Fund makes available its SAI and annual and semi-annual reports, free of charge, on the Fund’s internet site at www.ancorafunds.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1.202.551.8090. Information about the Funds is also available on the EDGAR Database on the SEC’s internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21418

33

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2017

CLASS C CLASS I CLASS S

Ancora Income Fund ANICX AAIIX ANISX

Ancora/Thelen Small-Mid Cap Fund AATCX AATIX AATSX

Ancora MicroCap Fund ANCCX ANCIX ANCSX

Ancora Special Opportunity Fund ANSCX ANSIX ANSSX

This Statement of Additional Information (this “Statement of Information” or the “SAI”) relates to the Prospectus of the above-referenced funds (the “Funds”) of Ancora Trust (the “Trust”) dated April 30, 2017.

This SAI is not a prospectus.  This Statement of Additional Information is incorporated in its entirety into the Prospectus of the Funds.  This SAI should be read with the Prospectus of the Funds.

To receive a copy of the Prospectus, you may write to the Trust or call toll free 1.866.626.2672.

Ancora Trust

6060 Parkland Blvd., Suite 200

Cleveland, Ohio 44124

TABLE OF CONTENTS

CAPTION	PAGE	LOCATION IN PROSPECTUS

TRUST HISTORY	3	Not Applicable

INVESTMENTS AND RISKS	3	Fund Summaries

Classification	3	Fund Summaries
Investment Strategies and Risks	3	Fund Summaries
Policies of the Funds	10	Fund Summaries
Defensive Investments	11	Fund Summaries
Portfolio Turnover	11	Fund Summaries

MANAGEMENT OF THE FUNDS	11	Not Applicable

Management Information	11	Not Applicable
Board Composition and Leadership Structure	13	Not Applicable
Audit Committee	13	Not Applicable
Board’s Role in Risk Oversight	13	Not Applicable
Board Interest In the Funds	14	Not Applicable
Compensation	14	Not Applicable
Code of Ethics	15	Not Applicable
Proxy Voting Policy	15	Not Applicable
Principal Holders of Securities	15	Not Applicable

INVESTMENT ADVISORY AND OTHER SERVICES	18	Investment Advisor

Investment Advisor	18	Investment Advisor
Distribution Plan	18	Distribution (12b-1) and Service Fees
Other Service Providers	19	General Information

PORTFOLIO MANAGERS	19	Portfolio Manager

Other Accounts Managed	19	Portfolio Manager
Compensation	20	Not Applicable
Ownership of Shares	20	Not Applicable

PORTFOLIO HOLDINGS DISCLOSURE POLICY	20	Disclosure of Portfolio Holdings Information

BROKERAGE ALLOCATION	21	Not Applicable

CAPITAL STOCK AND OTHER SECURITIES	21	Not Applicable

PURCHASE, REDEMPTION AND PRICING OF SHARES	22	Purchasing Your Shares and Selling (Redeeming) Your Shares

TAXATION	23	Dividends, Distributions and Taxes

DISTRIBUTOR	23	Distribution Arrangements

PERFORMANCE	23	Fund Performance

FINANCIAL STATEMENTS	23	Financial Highlights

Proxy Voting Policy	Appendix A

1

TRUST HISTORY

Each of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund (each, a “Fund” and collectively, the “Funds”) is a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003.  The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series.

Currently, the Trust offers shares of the following Funds and shares of the following classes of each Fund:

FUND	C	I	S
Ancora Income Fund	X	X	X
Ancora/Thelen Small-Mid Cap Fund	X	X	X
Ancora MicroCap Fund	X	X	X
Ancora Special Opportunity Fund	X	X	X

INVESTMENTS AND RISKS

Classification

Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund is a “diversified” company as defined in the 1940 Act.  Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

Investment Strategies and Risks

Ancora Income Fund has an investment objective of obtaining a high level of income, with a secondary objective of capital appreciation in the value of its shares. Each of Ancora/Thelen Small-Mid Cap Fund and Ancora MicroCap Fund has an investment objective of obtaining capital appreciation.  Ancora Special Opportunity Fund has an investment objective of obtaining a high total return, through a combination of income and capital appreciation in the value of its shares.  The principal investment strategies used by each of the Funds to pursue this objective, together with the principal risks of investing in the Fund, are described in the Fund Summaries at the beginning of the Prospectus. Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

In addition to its principal strategies, each Fund may engage in any of the following investment strategies which are not principal strategies of such Fund. Those investment strategies and the risks of such strategies are described below.

Equity Securities.  A Fund may invest in equity securities, including common stock, preferred stock, convertible preferred stock and convertible bonds.

In selecting equity securities for the Fund, the Advisor will utilize both fundamental research and technical analysis.

Ancora Income Fund anticipates that the majority of its equity investments will be made in convertible bonds and convertible preferred stock, since these securities generally have a higher yield and a lesser risk of capital depreciation than the common stocks into which they are convertible.  While these securities will generally be chosen for their ability to pay dividends, there can be no assurance that the dividends will be continued.

Individual market values of equity securities will fluctuate based on individual corporate developments as well as general economic conditions.  As a result of these factors, the share price of a Fund could decline to the extent that the Fund is invested in such equity securities.

Debt Securities.  A Fund may invest in debt securities. A Fund’s portfolio will be exposed to the following additional risks in connection with each of its investments in debt securities:

•	Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. To the extent that a Fund invests in debt securities, the net asset value of the Fund may decrease during periods of rising interest rates.
•	An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. To the extent that a Fund invests in debt securities, the net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increases.
•	Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Restricted Securities. A fund may invest in restricted securities, including securities issued pursuant to SEC Rule 144A. Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

2

Derivatives. The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some “derivatives” such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.  There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund may, but is not required to, use derivative instruments for any of the following purposes:

•                  To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;

•                  As a substitute for purchasing or selling securities;

•                  To shorten or lengthen the effective portfolio maturity or duration;

•                  To enhance the Fund’s potential gain in non-hedging or speculative situations; or

•                  To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

The use of derivatives for non-hedging purposes may be considered speculative.  Additional information regarding derivatives that the Funds may use and some of their associated risks is found above below.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. A Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position.  These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.  A Fund also may invest in foreign currency futures and in options on currencies.

A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.  These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. A Fund will place assets in a segregated account, otherwise earmark assets or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder to assure that its obligations under forward foreign currency contracts are covered.  Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. its obligations under forward foreign currency contracts are covered.

Since consideration of the prospect for currency parities will be incorporated into a sub-advisor’s long-term investment decisions, each Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the sub-advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund’s best interest.

In addition, a Fund may engage in cross-hedging.  Cross-hedging involves the use of forward contracts to shift currency exposure from one non-U.S. dollar currency to another non-U.S. dollar currency. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies

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underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.  In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges.  Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return.  In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian, otherwise earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  Collateral equal to the current market value of the futures position will be marked to market on a daily basis.  See “Derivatives” above.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund will pay a premium when purchasing put and call options.  A Fund may purchase call and put options on any securities in which it may invest.  If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities.  A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period.  The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s portfolio securities.  Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own.  The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Fund may write (sell) covered call and put options (“covered options”).  A Fund may write (sell), to a limited extent, only covered options in an attempt to increase income.  However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.  A Fund may write (sell) covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period.  If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is

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exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period.  If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option.  If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price.  By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded.  To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets.  It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the SEC that OTC options are generally illiquid.

A Fund’s activities in options may also be restricted by the requirements of the IRC, for qualification as a regulated investment company.

Options on Stocks

A Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period.  Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.  A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a “closing purchase transaction” which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock.  The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased.

Options on Foreign Currencies

Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes.  For example, if a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

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The Funds may write covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or, if additional cash consideration is required, the Fund will segregate or otherwise earmark cash or other liquid securities) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, provided the difference is maintained by the Fund in a segregated account in cash and liquid securities or the Fund otherwise earmarks cash and other liquid securities.  A call option is also covered if a Fund “covers” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

A Fund may also write call options on foreign currencies that are not covered for cross-hedging purposes.  A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.  In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily, the Fund otherwise earmarks assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currencies written by a Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.  With respect to put options on foreign currency written by a Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put, otherwise earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

A Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency.

As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund’s position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on currency when the sub-advisor anticipates that the currency will appreciate in value. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  A Fund’s ability to terminate OTC Options will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Options on Securities Indices

A Fund may purchase and write put and call options on indices and enter into related closing transactions.  A Fund may purchase and write put and call options on securities indices listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.  A Fund may choose to terminate an option position by entering into a closing transaction.  Options on securities indices entail risks in addition to the risks of options on securities.  The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the sub-advisor believes the option can be closed out.  Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  The Funds will not purchase such options unless the respective sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Such options will be used for the purposes described above under “Options” or, to the extent allowed by law, as a substitute for investment in individual securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge.  Because options on securities indices require settlement in cash, the sub-

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advisor may be forced to liquidate portfolio securities to meet settlement obligations.  Successful use by a Fund of options on security indices will be subject to the sub-advisor’s ability to predict correctly movement in the direction of that securities market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual securities.

All options written on indices must be covered.  When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Interest Rate Futures

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

Additional Information Regarding Investments in Options and Futures

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters.   Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates.  The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security.  These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Warrants. A Fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of the warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Closed-End Funds.  A Fund may invest in closed-end investment companies (also known as “closed-end funds”). Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of open-end investment companies (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such common shares. The Funds purchase common shares of closed-end funds which trade at a market discount and which the Advisor believes presents the opportunity for capital appreciation or increased income due in part to such market discount.

However, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds holding such shares may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

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A Fund will structure its investments in the securities of closed-end funds to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that (i) a Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) such Fund not offer its shares at a public offering price that includes a sales load of more than 1 ½%, and (iii) such Fund either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities.

A Fund will not invest directly in the securities of open-end investment companies, other than exchange traded funds. However, a Fund may retain the securities of a closed-end investment company that has converted to an open-end fund status subsequent to the Fund’s investment in the securities of such closed-end fund. Generally, shares of an open-end investment company can be redeemed, at their net asset value, upon demand to the issuer. However, pursuant to applicable provisions of the 1940 Act, a Fund holding securities of an open-end investment company may not obligate such investment company to redeem more than 1% of the investment company’s outstanding redeemable securities during any period of less than 30 days. Consequently, if a Fund should own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund’s conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because a Fund may not hold at any time more than 10% of the value of its net assets in illiquid securities (e.g. securities that are not readily marketable within seven days), such Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. A Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund and thereby subject to the limits on redemption would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of such Fund’s total assets.

A Fund may invest in the securities of closed-end funds which (i) concentrate their portfolios in issuers in specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the 1940 Act. However, because none of the Funds intends to concentrate its investments in any single industry and because the closed-end funds in which the Funds invest generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code, none of the Funds believes that its investments in closed-end funds which concentrate in specific industries or geographic areas or which are non-diversified for purposes of the 1940 Act will represent special risks to the shareholders of such Fund. Each of the Funds will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in such industry.

Some of the closed-end funds in which the Funds invest may incur more risks than others. For example, some of these closed-end funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor’s Corporation or Moody’s Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in one industry; enter into future contracts; and write (sell) or purchase options on futures contracts.

Like the Funds, closed-end funds frequently pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, investment by the Funds in such funds often results in a “duplication” of advisory fees and other expenses, thereby increasing the overall charge to the net asset value of each of the Funds’ shares.

Exchange Traded Funds. A Fund may invest in exchange traded funds (also known as “ETFs”) and leveraged exchanged traded funds (also known as “leveraged ETFs”). ETFs are registered investment companies whose shares represent an interest in a portfolio of securities that typically track an underlying benchmark or index. Leveraged ETFs seek to deliver multiples of the performance of the index or benchmark that they track. To accomplish their objective, leveraged ETFs pursue a range of investment strategies through the use of swaps, futures contracts, and other derivative instruments. Particularly when used to create leverage, the use of derivatives may expose leveraged ETFs to potentially dramatic losses or gains. Unlike traditional mutual funds, shares of ETFs typically trade throughout the day on a securities exchange, such as the American Stock Exchange or New York Stock Exchange, at prices established by the market.

Investing in ETF’s may involve the duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the ETF, in addition to the fees and expenses the Fund Shareholders directly bear in connection with the Fund’s own operations. If an ETF (or leveraged ETF) fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. Because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund’s holdings in an ETF at the most optimal time.

A Fund will structure its investments in the securities of ETFs to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that (i) a Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) such Fund not offer its shares at a public offering price that includes a sales load of more than 1 ½%, and (iii) such Fund either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Securities. The Funds may invest their assets in securities of foreign issuers directly or through American Depository Receipts (“ADRs”). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange

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control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, a Fund may lend its respective portfolio securities (principally to broker-dealers) in amounts up to one-third of the Fund’s total asset value where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. As an operating policy which may be changed without shareholders vote, the Advisor will limit such lending to not more than one-third of the value of a Fund’s total assets. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in money market instruments. Where voting or consent right with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned.

As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Also, any securities purchased with cash collateral are subject to market fluctuations while the loan is outstanding. Cash collateral received from loaning portfolio securities creates the effect of leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the speculative nature of a Fund’s outstanding securities and an increase in the volatility of the Fund’s net asset value.

Repurchase Agreements. None of the Funds will invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, a Fund holding such repurchase agreement could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Policies of the Funds

Each of the Funds has adopted fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of such Fund. As defined in the 1940 Act, the “vote of a majority of the outstanding voting securities” of a Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The following are each Fund’s fundamental investment policies set forth in their entirety.  A Fund may not:

1.	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2.	purchase the securities of any issuer if such purchase, at the time thereof, would cause the Fund to fail to satisfy the requirements of the Internal Revenue Code Section 851(b)(3) (or any successor provision), as amended;

3.	issue senior securities, except as permitted under the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff;

4.	borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) provided that immediately after such borrowing, the Fund has asset coverage (as defined in the 1940 Act) of at least 300%;

5.	act as an underwriter or securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities;

7.	(a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin;

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8.	purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate; or

9.	make loans, except as described above in “Investment Strategies, Risks – Lending of Portfolio Securities.”

In addition, it is a fundamental investment policy of each of the Funds to satisfy the requirements for classification of the Funds as “diversified” management companies within the meaning of the 1940 Act.

In addition, it is a fundamental policy of Ancora Income Fund to invest, under normal circumstances, at least 80% of the assets of the Fund in income-producing securities. It is a fundamental policy of Ancora MicroCap Fund to invest, under normal circumstances, at least 80% of its assets in equity securities of companies whose equity securities have a total market value under $500,000,000. It is a fundamental policy of Ancora/Thelen Small-Mid Cap Fund to invest at least 80% of its assets in equity securities of companies whose market capitalization is either within the capitalization range of the Russell 2500 Index or is $10 billion or less at the time of investment. For purposes of these tests, the term “assets” means net assets plus any borrowings for investment purposes.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation; provided, that a change in value that causes a Fund to exceed its 300% asset coverage requirements for borrowing will require a Fund to increase its asset coverage to 300% within three days (excluding Sundays and holidays).

Defensive Investments

In attempting to respond to adverse market, economic, political or other conditions, each of the Funds may take temporary defensive positions that are inconsistent with such Fund’s principal investment strategies, such as investing in cash or cash equivalents, high-quality short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive position may adversely impact the ability of such Fund to achieve its investment objective.

Portfolio Turnover

The Funds are not restricted with regard to portfolio turnover and each Fund will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase transaction charges and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MANAGEMENT OF THE FUNDS

Management Information

The Board of Trustees is responsible for managing the Funds’ business affairs and for exercising each Fund’s powers except those reserved for the shareholders. The day-to-day operations of the Funds are conducted by its officers. The following table provides biographical information with respect to each Trustee and officer of the Fund.

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Name, Address and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships(2)
Independent Trustees:
Raj Aggarwal 7380 Sherman Road Cleveland, OH 44026	Trustee	Since November 15, 2003	Visiting Research Scholar at Federal Reserve Bank of Cleveland, 2013-2016. Emeritus Frank C. Sullivan Professor of International Business and Finance at University of Akron from 2006 to 2013 and the former dean of the College of Business Administration. Firestone Chair and Professor of Finance at Kent State University from 1999 to 2006; Mellen Chair in and Professor of Finance at John Carroll University from 1987 to 1999.	4	None.
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Donald Lerner 200 North Folk Dr. Bentleyville, OH 44022	Trustee	Since November 15, 2003	Consultant to the marking device industry and private investor. Owner of Ace Rubber Company (marking devices) until 1999.	4	None.
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Anne Peterson Ogan 115 West Juniper Lane Moreland Hills, OH 44022	Acting Chairman and Trustee	Trustee Since November 15, 2003; Acting Chairman since November 14, 2016	President of The Proper Analysis Corp. (a registered Investment Adviser) from 1993 to the present.	4	None.
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Frank DeFino 2181 Enterprise Parkway Twinsburg, OH 44087 62	Trustee	Since June 2014	President and owner of AJD Holding Co. (private equity firm) from 1976 to the present.	4	None.
Officers:
Joseph M. Spidalieri 6060 Parkland Blvd., Mayfield Heights, OH 44124 39	Chief Compliance Officer	Since March 1, 2011	Chief Operating Officer of Ancora Holdings Inc. since 2017; Chief Operating Officer of Ancora Advisors LLC since 2017; Chief Compliance Officer of Ancora Advisors LLC until 2017; Chief Compliance Officer of The Ancora Group Inc. since 2011; Chief Compliance Officer of Ancora Holdings Inc. since 2015; Director of Compliance of Ancora Securities, Inc. and Ancora Capital Inc. from 2011 to 2012	4	None.
Bradley A. Zucker 6060 Parkland Blvd., Mayfield Heights, OH 44124 44	Secretary	Since August 2, 2003	Chief Financial Officer of Ancora Advisors LLC since 2003; Chief Financial Officer of The Ancora Group Inc. since 2010; Chief Financial Officer of Ancora Holdings Inc. since 2015; Chief Financial Officer and Director of Ancora Securities, Inc. from 2001 to 2012; Chief Financial Officer of Ancora Capital Inc. from 2002 to 2012; member of the Executive Committee for the Ancora entities until 2016	4	None.

(1)	Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor of (ii) the date the trustee dies, resigns or is removed.
(2)	Table specifies current directorships. No other directorships have been held in the past five years.

The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. Information indicating the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

Raj Aggarwal. Mr. Aggarwal has been a Trustee since 2003. Previously, he was a Trustee of the Maxus family of mutual funds. He has taught business and finance at prestigious universities for over 25 years. He was the Visiting Research Scholar at Federal Reserve Bank of Cleveland from 2013 - 2016. He was the Emeritus Frank C. Sullivan Professor of International Business and Finance at University of Akron from 2006 to 2013 and is the former Dean of the College of Business Administration at the University of Akron. He was the Firestone Chair and Professor of Finance at Kent State University from 1999 to 2006. He was the Mellon Chair in and Professor of Finance at John Carroll University from 1987 to 1999. He successfully completed the CFA program.

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Donald Lerner. Mr. Lerner has been a Trustee since 2003. Mr. Lerner has significant business leadership experience, having served as President and Owner of a manufacturing company for over 35 years. He also has had considerable experience in the investment management business, having worked for 15 years as a registered representative and partner of a NYSE member firm.

Anne Peterson Ogan. Ms. Ogan has been a Trustee since 2003 and has been Acting Chairman since 2016. She has significant business leadership experience in the investment management business, having served as President of The Proper Analysis Corp., an investment management firm, from 1993 to the present. She passed the Series 7, 65, 14 and 21 FINRA examinations and successfully completed the CFA program.

Frank DeFino. Mr. DeFino has been a Trustee since 2014.  Mr. DeFino has significant business leadership experience, having served as President and owner of AJD Holding Co. (private equity firm) since 1976.  He also has considerable experience in investing through the management of the company’s funds for the last 25 years.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Board Composition and Leadership Structure

The Board presently consists of four individuals, none of whom is an Interested Trustee. Anne P. Ogan is the Acting Chairperson of the Board. The Board does not have a lead independent director since Ms. Ogan is an independent Trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Advisor and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.

Currently, the Board has only one committee, an Audit Committee. The responsibilities of the Audit Committee and its members are described below.

Audit Committee

The Board of Trustees has appointed a standing Audit Committee comprised solely of the non-interested Trustees. The members of the Audit Committee are Raj Aggarwal, Donald Lerner, Frank DeFino and Anne Peterson Ogan. The Audit Committee has the responsibility, among other things (i) to select, oversee and set the compensation of the Trust’s independent auditors; (ii) to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit(s) thereof; and (iv) to act as a liaison between the Trust’s independent registered public accountants and the full Board. The Audit Committee meets at least once per year. During 2016, the Audit Committee met twice.

Board’s Role in Risk Oversight

The Board oversees risk management for the Trust directly and, as to certain matters, through its Audit Committee. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’s senior officers (including the Trust’s Chief Compliance Officer), portfolio management and other personnel of the Advisor, the Trust’s independent, auditor, legal counsel and personnel from the Trust’s other service providers. The Board also relies on regular discussions with the Advisor at Board meetings regarding the sources of risk applicable to the Fund and an understanding of the appropriate level of risk acceptable on behalf of the Fund. The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities. In addition, the independent trustees meet quarterly to discuss matters of interest, which may include risk oversight.

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Board Interest In the Funds

As of December 31, 2016, the Trustees owned the following amounts of shares of the Funds:

Name of Trustee	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Raj Aggarwal	Ancora Income Fund	$10,001 - $50,000	$10,001 - $50,000
	Ancora/Thelen Small-Mid Cap Fund	None
	Ancora MicroCap Fund	None
	Ancora Special Opportunity Fund	None
Donald Lerner	Ancora Income Fund	$10,001 - $50,000	$10,001 - $50,000
	Ancora/Thelen Small-Mid Cap Fund	None
	Ancora MicroCap Fund	None
	Ancora Special Opportunity Fund	$10,001 - $50,000
Anne Peterson Ogan	Ancora Income Fund	$10,001 - $50,000	$50,001 - $100,000
	Ancora/Thelen Small-Mid Cap Fund	$10,001 - $50,000
	Ancora MicroCap Fund	$10,001 - $50,000
	Ancora Special Opportunity Fund	$10,001 - $50,000
Frank DeFino	Ancora Income Fund	Over $100,000	Over $100,000
	Ancora/Thelen Small-Mid Cap Fund	Over $100,000
	Ancora MicroCap Fund	Over $100,000
	Ancora Special Opportunity Fund	None

Compensation

No officer, director or employee of Ancora Advisors LLC (the “Advisor”) or of any parent or subsidiary receives any compensation from the Funds for serving as an officer or Trustee of the Funds.  Each Trustee who is not an interested person in the Advisor will receive from each of the Funds the following fees for each Board or shareholders meeting attended:

Fee per Meeting	Net Assets of the Funds
$100	$10,000,000 or less
$150	$10,000,000 to $15,000,000
$200	$15,000,001 to $20,000,000
$250	$20,000,001 to $25,000,000
$300	$25,000,001 to $30,000,000
$350	$30,000,001 to $35,000,000
$400	$35,000,001 to $40,000,000
$450	$40,000,001 to $45,000,000
$500	$45,000,001 to $50,000,000
$550	$50,000,001 to $55,000,000
$600	$55,000,001 to $60,000,000
$650	$60,000,001 to $65,000,000
$700	$65,000,001 to $70,000,000
$750	$70,000,001 to $75,000,000
$800	$75,000,001 to $80,000,000
$850	$80,000,001 to $85,000,000
$900	$85,000,001 to $90,000,000
$950	$90,000,001 to $95,000,000
$1,000	Over $95,000,000

The fees paid to the Trustees for the 2016 fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds Paid to Directors
Raj Aggarwal, Trustee	$6,600	$0	$0	$6,600
Donald Lerner, Trustee	$6,600	$0	$0	$6,600
Anne Peterson Ogan, Trustee	$6,600	$0	$0	$6,600
Frank DeFino, Trustee	$6,600	$0	$0	$6,600

Code of Ethics

Each of the Trust and the Advisor has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

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Proxy Voting Policy

The Board of Trustees of the Funds has adopted a proxy voting policy (the “Proxy Voting Policy”).  The Proxy Voting Policy is attached as Appendix A to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Funds at 1-866-626-2672 or on the Funds’ internet site at www.ancorafunds.com and (2) on the SEC’s internet site at www.sec.gov.

Principal Holders of Securities

Ancora Income Fund

As of April 1, 2017, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Income Fund:

Class C Shares

Name and Address                                      Percentage of Ownership

THE PAOLUCCI FAMILY TRUST                        6.20%

UAD 9/29/87

RONALD & SHIRLEY PAOLUCCI TTEES

2009 PASEO DEL SOL

PLS VRDS EST, CA 90274-1604

STANLEY J LEIKEN MD DEFINED                      5.16%

BENEFIT PENSION TRUST

DTD 12/14/95 STANLEY J LEIKEN &

BARBARA M LEIKEN TTEES

16311 VENTURA BLVD SUITE 1050

ENCINO, CA 91436-4347

Class I Shares

Name and Address                                                  Percentage of Ownership

THE ROSE ANN PASCUCCI REVOCABLE TRUST               6.62%

7037 HILL CREEK LANE

GATES MILLS, OH 44040-9629

As of April 1, 2017, officers and Trustees as a group beneficially owned 43,165 Class I shares of Ancora Income Fund, constituting 1.6% of the outstanding Class I shares of the Fund.

Ancora/Thelen Small-Mid Cap Fund

As of April 1, 2017, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora/Thelen Small-Mid Cap Fund:

Class C Shares

Name and Address                                         Percentage of Ownership

WILLIAM R HENRY                                                                   28.32%

GLORIA HENRY JT TEN

209 REDWOOD DRIVE

VENETIA, PA 15367-1047

IRA FBO JULIE BOLAND-GANNON                                          12.08%

20814 BRANTLEY RD

SHAKER HTS., OH 44122-1931

IRA FBO VIRGINIA L DIDOMENICO                                            9.01%

4040 SILK OAK LN

PALM HARBOR, FL 34685-4029

MARY SILVESTRO                                                                    7.19%

226 BRENTWOOD DRIVE

HUDSON, OH 44236-1638

MAUREEN T HENNESSEY                                                          6.23%

17999 FOX HOLLOW DR

STRONGSVILLE, OH 44136

WEBER FAMILY TRUST                                                             5.40%

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11220 W WALKER RD

FOWLER, MI 48835

Class I Shares

Name and Address                                              Percentage of Ownership

CHARLES SCHWAB & CO. INC.                                               12.43%

SPECIAL CUSTODY A/C FBO CUSTOMERS

SAN FRANCISCO, CA 94105

Class S Shares

Name and Address                                             Percentage of Ownership

JOHN HANCOCK TRUST COMPANY, LLC                                 40.30%

690 CANTON STREET

WESTWOOD, MA 02090

KEY BANK NA                                                                           36.61%

127 PUBLIC SQUARE

CLEVELAND, OH 44101-4871

DANIEL G THELEN                                                                     23.09%

7930 DIXIE HWY

CLARKSTON, MI 48346-1151

As of April 1, 2017, all officers and Trustees as a group beneficially owned $89,846 Class I shares of Ancora/Thelen Small-Mid Cap Fund, constituting 2.0% of the outstanding Class I shares of the Fund.

Ancora MicroCap Fund

As of April 1, 2017, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora MicroCap Fund:

Class C Shares

Name and Address                                                       Percentage of Ownership

DREW & MARK MANSOUR                                                             15.56%

55 PUBLIC SQUARE SUITE 2150

CLEVELAND, OH 44113-1976

KATHRYN J & MADELEINE L POPP                                                 14.29%

420 PROSPECT STREET

FAIRPORT HBR, OH 44077-5814

LAURA MANSOUR                                                                          13.69%

55 PUBLIC SQUARE SUITE 2150

CLEVELAND, OH 44113-1976

MARY SILVESTRO                                                                          13.43%

226 BRENTWOOD DRIVE

HUDSON, OH 44236-1638

IRA FBO DIANA BUEHNER                                                                9.62%

9899 COUNTRY SCENE LN

MENTOR, OH 44060-6658

IRA FBO RICHARD F RAIMONDO                                                      6.19%

1401 SHERIDAN DRIVE

PARMA, OH 44134-5340

NATIONAL FINANCIAL SERVICES                                                    5.41%

200 SEAPORT BOULEVARD

BOSTON, MA 02210 UNITED STATES

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Class I Shares

Name and Address                                                          Percentage of Ownership

CHARLES SCHWAB & CO. INC.                                                       5.60%

SPECIAL CUSTODY A/C FBO CUSTOMERS

SAN FRANCISCO, CA 94105

NACY A PANZICA                                                                          5.37%

313 BURWICK ROAD

HIGHLAND HTS., OH 44143-3819

As of April 1, 2017, all officers and Trustees as a group beneficially owned 35,782 Class I shares of Ancora MicroCap Fund, constituting 2.8% of the outstanding Class I shares of the Fund.

Ancora Special Opportunity Fund

As of April 1, 2017, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Special Opportunity Fund:

Class C Shares

Name and Address                                                          Percentage of Ownership

N LEE DIETRICH TRUST                                                               15.73%

5645 GRACE WOODS DR UNIT 109

WILLOUGHBY OH 44094-8905

DANIEL A FEDELI TRUST                                                             11.24%

270 HALTON TRAIL

HIGHLAND HTS OH 44143-4501

SEP FBO ROGER PETTINGELL                                                     10.27%

654 MOURNING DOVE DRIVE

SARASOTA FL 34236-1926

THE ROSE ANN PASCUCCI REVOCABLE TRUST                         8.43%

7037 HILL CREEK LANE

GATES MILLS OH 44040-9629

5.62%

THE PAOLUCCI FAMILY TRUST                                                    5.62%

2009 PASEO DEL SOL

PLS VRDS EST CA 90274-1604

Class I Shares

Name and Address                                                           Percentage of Ownership

RICHARD A BARONE 2ND RESTATEMENT                                 34.20%

OF TR DTD 5/13/13 UAD 07/01/08

RICHARD A BARONE TTEE

435 L'AMBIANCE DR APT 603

LONGBOAT KEY FL 34228-3974

IRA FBO RICHARD A BARONE                                                    25.65%

435 L AMBIANCE DR APT 603

LONGBOAT KEY FL 34228-3974

RICHARD & MARTHA BARONE                                                   10.26%

GRANDCHIDREN'S TRUST

2000 AUBURN DRIVE, SUITE 300

CLEVELAND OH 44122-4328

As of April 1, 2017, all officers and Trustees as a group beneficially owned 16,807 Class I shares of Ancora Special Opportunity Fund, constituting 2.9% of the outstanding Class I shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

The Advisor for each of the Funds is Ancora Advisors LLC. The Advisor is a wholly-owned subsidiary of The Ancora Group Inc. As of December 31, 2015, The Ancora Group Inc. is a wholly-owned subsidiary of Ancora Holdings Inc. Bradley Zucker is both a director and officer of the Advisor and an officer of the Funds. Joseph M. Spidalieri is both an officer of the Advisor and an officer of the Funds.

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As compensation for the Advisor’s services rendered to the Funds, each of the Funds pays a fee, computed and paid monthly, at an annual rate of 1.00% of such Fund’s average daily net assets.

The Advisor has contractually agreed to waive fees to the extent necessary to limit the Fund’s total annual fund operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, and the cost of “Acquired Fund Fees and Expenses,” if any) to the amounts set forth below. Fee waivers are calculated and applied at least monthly, based on each Fund’s average net assets during such month. These fee waivers will remain in effect until at least April 30, 2018 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of the Advisor’s waiver agreement provide that the Advisor is entitled to recover such waived amounts waived within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Fund’s operating expenses, together with the amount recovered, do not exceed the applicable expense limitation amount. The Advisor is not obligated to reimburse the Fund for amounts in excess of the fee waiver.

Fund	Limit on Total Operating Expenses
Ancora Income Fund
Class C	2.00%
Class I	1.285%
Class S	1.00%
Ancora/Thelen Small-Mid Cap Fund
Class I	1.39%
Class S	1.00%
Ancora MicroCap Fund
Class I	1.60%
Class S	1.00%
Ancora Special Opportunity Fund
Class S	1.00%

For 2016, 2015, and 2014, respectively, the Advisor waived management fees of $24,149, $18,721 and $19,780 for Ancora Income Fund. For 2016, 2015 and 2014, respectively, the Advisor waived management fees of $8,652, $83 and $13,022 for the Ancora MicroCap Fund. For 2016, 2015 and 2014, the Advisor waived management fees of $18,538, $5,878 and $0 for the Ancora/Thelen Small-Mid Cap Fund. For 2016, 2015 and 2014, respectively, the following amounts of management fees were paid by the Funds to the Advisor: Ancora Income Fund, $310,407, $281,846 and $249,088; Ancora/Thelen Small-Mid Cap Fund, $603,664, $568,192 and $505,174; Ancora MicroCap Fund, $157,044, $166,331 and $124,099; and Ancora Special Opportunity Fund, $136,470, $128,154 and $111,639.

Subject to the supervision and direction of the Funds’ Board of Trustees, the Advisor, as investment adviser, manages each Fund’s assets in accordance with the stated policies of such Fund. The Advisor makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.

Other expenses are borne by the Funds and include administration fees, brokerage fees and commissions, fees of Trustees not affiliated with the Advisor, expenses of registration of the Funds and of the shares of the Funds with the Securities and Exchange Commission (the “SEC”) and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Funds, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and meetings of the Funds and costs incurred pursuant to each Fund’s Distribution and Shareholder Servicing Plan described below.

Distribution Plan

With respect to each of the Funds, the Trust has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Class C shares of Ancora Income Fund pay annual amounts for distribution of 0.25% of the average daily net assets of the Fund. Class C shares of each of Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund pay annual amounts for distribution of 0.50% of the average daily net assets of the applicable Fund. In addition, Class C Shares of each of the Funds shall pay 0.25% of the average daily net assets of such Fund as shareholder service fees. These fees are paid (i) to Arbor Coast Capital LLC for its services in connection with distribution and shareholder servicing and (ii) to financial institutions and intermediaries such as banks, investment counselors, broker-dealers and mutual fund supermarkets as compensation for services or reimbursement of expenses in connection with distribution assistance and providing services to shareholders.

For 2016, 2015 and 2014, respectively, the Funds paid the following amounts pursuant to the Plan: Ancora Income Fund $69,410, $73,145 and $67,315; Ancora/Thelen Small-Mid Cap Fund, $6,691, $7,433 and $8,697; Ancora MicroCap Fund, $6,651, $6,897 and $6,170; and Ancora Special Opportunity Fund, $77,352, $71,882 and $56,521.

The Trustees believe that the Plan will benefit the Funds and the holders of shares of the Funds. Among these benefits are: (1) reductions in the per share expenses of the Fund as a result of increased assets in the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Advisor in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more

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predictable flow of cash which may provide investment flexibility in seeking the Funds’ investment objectives and may better enable each of the Funds to meet redemption demands without liquidating portfolio securities at inopportune times.

Other Service Providers

The Funds have entered into an Administration Agreement with The Ancora Group Inc., an affiliate of the Advisor.  Pursuant to this Agreement, each of the Funds pays an administration fee equal to 0.10% of average net assets of such Fund monthly.  Under the Administration Agreement, The Ancora Group Inc. assists in maintaining office facilities, furnishing clerical services, preparing and filing documents with the Securities Exchange Commission, coordinates the filing of tax returns, assists with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitors the Funds’ expense accruals and pays all expenses, monitors the Funds’ Subchapter M status, maintains the Funds’ fidelity bond, monitors each Fund’s compliance with such Fund’s policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assists in the Funds’ operations. For 2016, 2015 and 2014, respectively, the Funds paid the following amounts to The Ancora Group Inc.: Ancora Income Fund, $31,041, $28,184 and $24,909; Ancora/Thelen Small-Mid Cap Fund, $60,367, $56,819 and $50,517; Ancora MicroCap Fund, $15,704, $16,634 and $12,410 and Ancora Special Opportunity Fund, $13,648, $12,815 and $11,164.

The Funds have entered into an Agreement with Mutual Shareholder Services, LLC (the “Transfer Agent”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The Transfer Agent has agreed to act as the Funds’ transfer, redemption and dividend disbursing agent. For its transfer agency services, the Transfer Agent is paid fees based upon the number of transactions, with a minimum monthly fee of $775 per month. The Funds also retain the Transfer Agent to act as the Funds’ fund accountant. An affiliate of the Transfer Agent also receives $540 per month, per Fund, in accounting software fees. For its services as fund accountant, Mutual Shareholder Services, LLC receives the following annual fees in respect of each Fund: $21,000 if the value of the Fund is under $25,000,000 (subject to discount if the value of the Fund is under $10,000,000); $30,500 if the value of the Fund is between $25,000,000 and $50,000,000; $36,250 if the value of the Fund is between $50,000,000 and $75,000,000; $42,000 if the value of the Fund is between $75,000,000 and $100,000,000; $47,750 if the value of the Fund is between $100,000,000 and $125,000,000; $53,500 if the value of the Fund is between $125,000,000 and $150,000,000; and $59,250 if the value of the Fund is in excess of $150,000,000.

The Funds have entered into a Shareholder Services Agreement with The Ancora Group, Inc. under which, effective April 30, 2017, the Funds pay The Ancora Group, Inc. a fee equal to 0.01% of average net assets of the Class I Shares of each fund.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio 45202, serves as each Fund’s custodian. As custodian, U.S. Bank maintains custody of each of the Funds’ cash and portfolio securities.

Cohen & Company, Ltd., independent registered public accountants, located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the Independent Registered Public Accounting Firm for the Funds. In such capacity, Cohen & Company, Ltd. periodically reviews the accounting and financial records of each of the Funds and audits each of the Funds’ financial statements.

PORTFOLIO MANAGERS

Other Accounts Managed

Richard A. Barone is the portfolio manager of the Ancora Income Fund and Ancora Special Opportunity Fund and is responsible for the day-to-day management of such Funds. As of December 31, 2016, Mr. Barone was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Funds:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	17*	$26,620,278*

* None of these accounts has fees based on performance. Fees on all accounts are based on a percentage of assets under management.

Denis J. Amato is the co-portfolio manager of Ancora MicroCap and is responsible for the day-to-day management of such Fund. As of December 31, 2016, Mr. Amato was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Funds:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	61*	$115,179,586

* None of these accounts has fees based on performance. Fees on all accounts are based on a percentage of assets under management.

Michael Santelli is the co-portfolio manager of Ancora MicroCap and is responsible for the day-to-day management of such Fund. As of December 31, 2016, Mr. Santelli was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Funds:

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	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	174*	$90,436,279

* None of these accounts has fees based on performance. Fees on all accounts are based on a percentage of assets under management.

Dan Thelen is the portfolio manager of Ancora/Thelen Small-Mid Cap Fund and is responsible for the day-to-day management of such Fund. As of December 31, 2016, Mr. Thelen was primarily responsible for the day-to-day management of the following accounts other than such Fund:

	Number of Accounts	Total Assets Managed
Registered investment companies	1*	$649,641,000*
Other pooled investment vehicles	4*	$281,742,271
Other accounts	32*	$112,327,542

* None of these accounts has fees based on performance. Fees on all accounts are based on a percentage of assets under management.

Conflicts of interest may arise in connection with the Portfolio Manager’s management of investments of the Fund and of other accounts managed by the Portfolio Manager. Specifically, conflicts of interest may arise in connection with the allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager. If such conflict of interest occurs, the Advisor’s policy is that the Fund has priority over such other accounts.

Compensation

Each of Richard A. Barone, Denis Amato, Michael Santelli and Dan Thelen is paid an overall compensation amount for all services he performs for the Advisor; none of them receives any specific compensation for acting as a portfolio manager for the Funds.

Ownership of Shares

As of December 31, 2016, Richard A. Barone beneficially owned shares of (i) Ancora Income Fund having a dollar value of over $1,000,000, and (ii) Ancora Special Opportunity Fund having a dollar value of over $1,000,000. As of December 31, 2016, Denis Amato beneficially owned shares of Ancora Microcap Fund having a dollar value between $500,001 and $1,000,000. As of December 31, 2016, Michael Santelli beneficially owned shares of Ancora MicroCap Fund having a dollar value between $50,001 and $100,000. As of December 31, 2016, Dan Thelen beneficially owned shares of Ancora/Thelen Small-Mid Cap Fund having a dollar value of over $1,000,000.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Generally, the Funds disclose their portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form N-Q filings made within 60 days after the end of the first and third fiscal quarters with the Securities and Exchange Commission and (iii) on the Funds' internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter. Such portfolio holdings information may then be disclosed to any person no earlier than one day after the day on which the information is posted on Ancora Funds' internet site.

In addition to portfolio holdings disclosure made to the public, designated executive officers of the Funds authorize the disclosure of portfolio holdings information prior to the date of public disclosure to affiliates of the fund and to third party service providers who require the portfolio holdings information for legitimate business and fund oversight purposes. The Funds have ongoing relationships with the following service providers to provide portfolio holdings information as frequent as on a daily basis: the Funds' distributor, accounting and transfer agent, custodian, legal counsel, EDGAR filing service, independent public accounting firm, and printer. Also, on occasion the Funds disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.

The Funds do not believe that disclosure of portfolio holdings information as described in the preceding paragraph creates any conflict between the interests of Fund shareholders and the interests of the Advisor (or its affiliates). Any potential conflicts of interest which do arise will be resolved by the Board of Trustees in the best interests of Fund shareholders. The entities to whom each Fund provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information. Neither the Funds nor the Advisor (or its affiliates) receives any compensation in connection with any disclosure of portfolio holdings information.

These policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds' compliance program under Rule 38a-1 under the Investment Company Act. In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Funds are made by the Advisor subject to the overall supervision and review by the Funds’ Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of the Advisor.

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Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown. In executing portfolio transactions and selecting brokers and dealers, it is the Funds’ policy to seek the best overall terms available.

The Funds’ Board of Trustees periodically reviews the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiaries of services received as a result of portfolio transactions effected for other accounts. The Advisor’s fee under the Management Agreement is not reduced by reason of the Advisor’s receiving such brokerage and research services.

Under the Act, with respect to transactions effected on a securities exchange, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker’s commissions. A commission is deemed as not exceeding the usual and customary broker’s commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

The Funds’ Board of Trustees previously determined that any portfolio transaction for any of the Funds may be effected through America Northcoast Securities, if, in the Advisor’s judgment, the use of America Northcoast Securities was likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, America Northcoast Securities charged the Fund a commission rate consistent with those charged by America Northcoast Securities to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees reviewed a report comparing the commissions charged the Fund by America Northcoast Securities to industry norms for similar sized transactions. Based upon such review, the Board of Trustees determined on a quarterly basis whether the commissions charged by America Northcoast Securities met the requirements of the Act. America Northcoast Securities did not participate in commissions from brokerage given by the Fund to other brokers or dealers. During 2016, 2015 and 2014, respectively, the aggregate amounts of brokerage commissions paid by each Fund were: Ancora Income Fund, $48,890, $57,138 and $46,315; Ancora/Thelen Small-Mid Cap Fund, $73,512, $83,164 and $86,242; Ancora MicroCap Fund, $11,368, $21,186 and $16,745 and Ancora Special Opportunity Fund, $67,944, $84,480 and $46,654. During 2016, 2015 and 2014, respectively, the aggregate amounts of brokerage commissions paid by each Fund to America Northcoast Securities were: Ancora Income Fund, $51,801, $57,138 and $46,315; Ancora/Thelen Small-Mid Cap Fund, $113, $669 and $5,766; Ancora MicroCap Fund, $0, $174, and $1,766; and Ancora Special Opportunity Fund, $68,825, $84,480 and $46,654. During 2016, America Northcoast Securities received the following percentages of the aggregate amounts of brokerage commissions paid by each Fund: Ancora Income Fund, 100%; Ancora/Thelen Small-Mid Cap Fund, 1%; Ancora MicroCap Fund, 0% and Ancora Special Opportunity Fund, 100%. During 2016, America Northcoast Securities effected the following percentages of each Fund’s aggregate dollar amount of transactions involving the payment of commissions: Ancora Income Fund, 100%; Ancora/Thelen Small-Mid Cap Fund, 1%; Ancora MicroCap Fund, 0% and Ancora Special Opportunity Fund, 100%. Richard A. Barone, Chairman of the Trust and shareholder of the parent company of America Northcoast Securities, Inc., had an indirect interest in America Northcoast Securities. Effective December 31, 2016, the Board of Trustees determined to cease using America Northcoast Securities or any other affiliated broker for the Funds’ portfolio transactions.

Even though investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, investments of the kind made by the Funds may also be made by those other accounts. When the Funds and one or more accounts managed by the Advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained for or disposed of by the Funds.

CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest representing interests in separate series of securities, and it permits the Trust to offer classes of each such series. Shares of each of the Funds are divided into Class C shares, Class I shares and Class S shares. Each share of a Fund represents an equal proportionate interest in such Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared at the discretion of the Trustees.

Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that (i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. Whenever the approval of a majority of the outstanding shares of a Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a “majority” shall mean the vote of (i) 67% or more of the shares of such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund, whichever is less.

Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive or subscription rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

The information pertaining to the purchase and redemption of the Fund’s shares appearing in the Prospectus under the captions “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” is hereby incorporated by reference.

The price paid for shares of a certain class of a Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of a Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading.

For purposes of pricing sales and redemptions, net asset value per share of a class of a Fund is calculated by determining the value of the class’s proportional interest in the assets of such Fund, less (i) such class’s proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

Each of the Funds offers Class C shares, Class I shares and Class S shares. No class has a front-end sales charge.

Class C Shares

Class C shares are subject to distribution (12b-1) and shareholder servicing fees. See “Distribution Plan” above.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families.

Class I shares also are available for purchase by the following categories of investors:

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;
•	bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
•	advisory accounts of the Advisor and its affiliates, including other Ancora Funds whose investment policies permit investments in other investment companies;
•	current and former trustees of any Ancora Fund, and their immediate family members (“immediate family member” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and spouse’s siblings);
•	officers, directors and former directors of The Ancora Group Inc. and its affiliates, and their immediate family members;
•	full-time and retired employees of The Ancora Group Inc. and its affiliates, and their immediate family members; and
•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

Class C shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution fee and are subject to a smaller service fee than the Class C shares. Consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class C shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the higher service fee imposed upon the Class C shares and the smaller service fee imposed upon the Class I shares.

Class S Shares

The ordinary minimum investment amount for Class S shares is $1,500,000. However, Class S shares of each Fund may be purchased by investors who do not meet the $1,500,000 minimum investment amount if such investors participate in certain financial intermediary platforms, including but not limited to mutual fund wrap fee programs, bank trust platforms, retirement platforms, asset allocation platforms, managed account programs, and other discretionary or nondiscretionary fee-based investment advisory programs, each of which has committed to aggregate investments in such fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform).

Class C shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class S shares are not subject to a distribution or service fee and, consequently, holders of Class S shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class C shares and Class S shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class C shares.

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TAXATION

The Trust intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification as a regulated investment company will result in the Trust paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Trust will not receive special tax treatment and will pay federal income tax, thus reducing the total return of each of the Funds.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Funds’ transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by the Distributor, Arbor Court Capital, LLC, 8000 Town Centre Drive, Broadview Heights, Ohio 44147. Pursuant to the Distribution Agreement between the Funds and the Distributor, the Distributor has agreed to hold itself available to receive orders, satisfactory to the Distributor, for the purchase of shares of the Funds, to accept such orders on behalf of the Funds as of the time of receipt of such orders and to transmit such orders to the Funds’ Transfer Agent as promptly as practicable.

The Distribution Agreement provides that the Distributor shall arrange to sell the Funds’ Shares as agent for the Funds and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. The Distributor is not obligated to sell any certain number of shares.

PERFORMANCE

From time to time, the Funds may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of such Fund’s dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund’s performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund’s returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc. All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

FINANCIAL STATEMENTS

The financial statements in the December 31, 2016 Annual Report of the Funds are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report thereon appears in the Annual Report. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet site at www.ancorafunds.com.

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APPENDIX A

PROXY VOTING POLICY

Ancora Funds

PROXY VOTING

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Rule 30b1-4 under the Company Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain a fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Trust considers proxies assets of shareholders that must be voted with diligence, care, and loyalty. The Trust has retained ISS Governance Services (“ISS”) to provide a proxy voting system for casting votes, reporting (i.e., Form N-PX filings), and for the retention of proxy statements and votes cast. The Trust will generally utilize ISS’s voting guidelines and recommendations when casting votes. However, the Trust may also override such guidelines and recommendations on a case by case basis if it believes the change to be in its shareholders’ best interests.

Conflicts of Interests

If the Trust detects a material conflict of interest in connection with a proxy solicitation, the Trust will abide by the following procedures:

•	A Portfolio Manager will describe the proxy vote under consideration and identify the perceived conflict of interest. The Portfolio Manager will also propose the course of action that the Portfolio Manager believes is in the shareholders’ best interests.
•	The Portfolio Manager will inform the CCO why the Portfolio Manager believes that this course of action is most appropriate.
•	The CCO will review any documentation associated with the proxy vote and evaluate the Portfolio Manager’s proposal. The CCO may wish to consider, among other things:
o	A vote’s likely short-term and long-term
o	impact on the Issuer;
o	Whether the Issuer has responded to the subject of the proxy vote in some other manner;
o	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;
o	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and
o	Whether the Portfolio Manager’s proposal appears consistent with shareholders’ best interests.
•	After taking a reasonable amount of time to consider the Portfolio Manager’s proposal, the CCO will make a recommendation regarding the proxy vote. Operations will record each individual’s recommendation, and will then vote the proxy accordingly. If the CCO and Portfolio Manager are unable to reach a unanimous decision regarding the proxy vote, the Trust will defer to the recommendation of ISS. Operations will retain documentation of ISS’s recommendation and will vote shareholders’ proxies in accordance with that recommendation.
•	The Trust will not neglect its proxy voting responsibilities, but the Trust may abstain from voting if it deems that abstaining is in its shareholders’ best interests. For example, the Trust may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits the Trust’s ability to sell the affected security during a blocking period that can last for several weeks. The Trust believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so the Trust generally abstains from voting when share blocking is required. Operations will prepare and maintain memoranda describing the rationale for any instance in which the Trust does not vote a proxy.

Any attempt to influence the proxy voting process by issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any shareholder’s attempt to influence proxy voting with respect to other securities should be promptly reported to the CCO.

The Trust has adopted this voting policy which we believe is reasonably designed to ensure that we vote proxies in the best interests of each Fund and its shareholders, consistently with stated investment objectives.

The Trust uses what it believes are reasonable efforts to identify circumstances in which there is a conflict of interest in voting proxies between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other hand.

Where there is no relevant, consistent stated investment objective, The Trust votes proxies relating to the following substantive matters as described with respect to each matter listed in the ISS Voting Guidelines. Where a proxy proposal is presented which is not listed in the ISS Voting Guidelines, the Trust will vote in accordance with the most similar applicable policy which is stated below, or on a case-by-case basis.

Form N-PX

The Adviser is responsible for ensuring that appropriate documentation and controls for voting and reporting of proxy votes is maintained in order to file Form N-PX. The Adviser shall work with the Administrator in filing the Form N-PX with the SEC.

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In addition to the Form N-PX filing, the Funds must also state in its disclosure documents (in its SAI and shareholder reports) that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or through the Trust’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov. Such disclosure must also include procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other; and a description of the proxy voting guidelines used by the Adviser to vote proxies relating to portfolio securities.

If a Fund discloses that the Fund’s proxy voting record is available by calling a toll-free (or collect) telephone number, and the Fund (or financial intermediary through which shares of the Fund may be purchased or sold) receives a request for this information, the Fund (or financial intermediary) must send the information disclosed in the Fund’s most recently filed report on Form N-PX, within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund must make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Fund’s website for as long as the Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Fund’s proxy voting record is available on or through its website.

Reports to the Board

The Adviser shall annually review the Fund’s registration statement to ensure that disclosures in the registration statement adequately and accurately describe the Adviser’s proxy voting policy and procedures. Updated policies and procedures for the voting of proxies shall be provided to the Board upon any material change and in any event, no less frequently than annually.

Recordkeeping

The Funds rely upon the Adviser and respective Fund Administrator to prepare and make filings on Form N-PX. The Adviser shall assist the Administrator by providing information regarding any proxy votes made for the Funds within the most recent 12-month period ending June 30. The Adviser shall retain records of any such votes with sufficient information to make annual Form N-PX filings.

24

PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit Number Description

A Declaration of Trust1

B-1 By-Laws1

B-2 Amendment to By-Laws4

C None

D First Amended Management Agreement7

e1 Distribution Agreement3

f None

g Custody Agreement1

h1 Administration Agreement7

h2 Transfer Agent Agreement3

h3 Accounting Services Agreement3

h4 Fee Waiver Agreement5

h5 Seventh Amendment to Fee Waiver Agreement

h6 Shareholder Services Agreement

i Opinion and Consent1

j Consent of Independent Auditors

k None

l Subscription Agreement1

m Third Amended and Restated Distribution and Shareholder Servicing Plan

n Third Amended Multiple Class Plan

o Amended Code of Ethics of the Funds2

p Code of Ethics of the Advisor2

1 Incorporated by reference to the corresponding exhibit to the Registration Statement.

2 Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 1 to the Registration Statement.

3 Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 3 to the Registration Statement.

4 Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 4 to the Registration Statement.

5 Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 13 to the Registration Statement.

6 Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 17 to the Registration Statement.

7 Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 18 to the Registration Statement.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

Item 30. Indemnification

Reference is made to Article VIII of the Registrant’s Declaration of Trust filed as Exhibit a. The application of these provisions is limited by Article 10 of the Registrant’s By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Advisor.

Ancora Advisors LLC, a registered investment advisor, is a wholly-owned subsidiary of The Ancora Group Inc. Ancora Advisors LLC and The Ancora Group Inc. share a principal place of business at 6060 Parkland Blvd., Mayfield Heights, Ohio 44124.

The table below lists the names, addresses and any other business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor:

Name and Address	Principal Occupation(s)
Frederick D. DiSanto 6060 Parkland Blvd., Mayfield Heights, Ohio 44124

Chairman and Chief Executive Officer of Ancora Advisors LLC since 2006.

Chairman and Chief Executive Officer of The Ancora Group Inc. since 2010.

Chairman and Chief Executive Officer of Ancora Holdings Inc. since 2015.

Member of the Executive Committee of the Ancora entities since 2006.

Denis J. Amato 6060 Parkland Blvd., Mayfield Heights, Ohio 44124

Portfolio Manager of Ancora Special Opportunity Fund since 2006.

Director of The Ancora Group Inc. until 2015.

Manager of Ancora Advisors LLC until 2015.

Member of the Executive Committee of the Ancora entities until 2016.

Bradley A. Zucker 6060 Parkland Blvd., Mayfield Heights, Ohio 44124

Chief Financial Officer of Ancora Advisors LLC since 2003.

Secretary of the Ancora Funds since 2004.

Chief Financial Officer of The Ancora Group, Inc. since 2010.

Director of The Ancora Group, Inc. until 2015.

Chief Financial Officer of Ancora Holdings Inc. since 2016.

Member of the Executive Committee of the Ancora entities until 2016.

Joseph M. Spidalieri 6060 Parkland Blvd., Mayfield Heights, Ohio 44124

Chief Compliance Officer of Ancora Advisors LLC 2011-2017.

Chief Compliance Officer of the Ancora Funds since 2011.

Chief Compliance Officer of The Ancora Group, Inc. since 2011.

Chief Compliance Officer of Ancora Holdings Inc. since 2015.

Chief Operating Officer of Ancora Holdings Inc. since 2017.

Chief Operating Officer of Ancora Advisors LLC since 2017.

John P. Micklitsch 6060 Parkland Blvd., Mayfield Heights Ohio 44214

Chief Investment Officer of Ancora Advisors since 2011.

Chief Investment Officer The Ancora Group, Inc. since 2011.

Chief Investment Officer Ancora Holdings Inc. since 2011.

Member of the Executive Committee of the Ancora Entities since 2010.

Item 32. Principal Underwriters.

(a)	Arbor Court Capital, LLC, the principal underwriter to the Funds, also acts as principal underwriter for the following investment companies: Archer Investment Series Trust, Grand Prix Investors Trust, The Avondale Funds, Frank Funds, Clark Fork Trust, Endurance Series Trust, PSG Capital Management Trust, TCG Financial Services Trust, The Monteagle Funds, The MP63 Fund, Inc., CCA Core Return Fund and CCA Aggressive Return Fund.

(b)	Arbor Court Capital, LLC (“Arbor Court”) is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Arbor Court is 8000 Town Centre Drive, Broadview Heights, Ohio. To the best of Registrant’s knowledge, the following are the members and officers of Arbor Court:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Gregory B. Getts	President, Member, Financial Principal and CFO	None
David W. Kuhr	Chief Compliance Officer	None

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant 6060 Parkland Blvd., Mayfield Heights, Ohio 44124, or at the offices of Arbor Court Capital, LLC, 8000 Town Centre Drive, Broadview Heights, Ohio 44147., except that all records relating to the activities of the Funds’ custodian are maintained at the office of the custodian, U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio 45202.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements of effectiveness of registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on April 27, 2017.

ANCORA TRUST

/s/Anne Peterson Ogan, Acting Chairman

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                        Title                       Date

/s/Raj Aggarwal                                 Trustee                  April 27, 2017

/s/Donald Lerner                                Trustee                  April 27, 2017

/s/Anne Peterson Ogan                     Trustee                  April 27, 2017

/s/Frank DeFino                                  Trustee                  April 27, 2017

EXHIBIT h5

SEVENTH AMENDMENT TO FEE WAIVER AGREEMENT

THIS SEVENTH AMENDMENT TO FEE WAIVER AGREEMENT (this “Amendment”) is made and entered into effective as of April 30, 2017 between Ancora Advisors LLC (the “Advisor”) and Ancora Trust (the “Trust”), on behalf of certain series of the Trust set forth in Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”).

RECITALS

WHEREAS, the Trust is an Ohio business trust organized under a Declaration of Trust (“Declaration of Trust”), and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type, and each Fund is a series of the Trust; and

WHEREAS, the Trust and the Advisor have entered into a Management Agreement dated November 1, 2006, as amended by a First Amended Management Agreement dated August 18, 2014 (the “Management Agreement”), pursuant to which the Advisor provides investment advisory and other management services to each series of the Trust for compensation based on the value of the average daily net assets of each series; and

WHEREAS, the Trust and the Advisor have entered into a Fee Waiver Agreement, as most recently amended by the Sixth Amendment to Fee Waiver Agreement dated as of April 30, 2017 (the “Agreement”), in order to limit Fund Operating Expenses; and

WHEREAS, the Trust and the Advisor now desire to further amend the Agreement in order to amend Schedule A of this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Trust and Advisor hereby agree to amend the Agreement as follows:

1.                                    Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2.                                    Except as specifically provided for herein, the terms of the Agreement shall continue in full force and effect.

3.                                    Schedule A of the Agreement is hereby amended by replacing the existing Schedule A with Schedule A attached hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly, as of the day and year first above written.

ANCORA TRUST

By:

Name: Anne Ogan

Its: Acting Chairperson

ANCORA ADVISORS, LLC

By:

Name:

Its:

Schedule A

Fund	Limit on Total Operating Expenses
Ancora Income Fund Class C Class I Class S	2.00% 1.258% 1.00%
Ancora/Thelen Small-Mid Cap Fund Class I Class S	1.39% 1.00%
Ancora Micro Cap Fund Class I Class S	1.60% 1.00%
Ancora Special Opportunity Fund Class S	1.00%

EXHIBIT h6

SHAREHOLDER SERVICES AGREEMENT

This Agreement is made as of April 30, 2017 between Ancora Trust, an Ohio business trust (“Trust”), on behalf of each series set forth on Schedule A hereto, as amended from time to time (each, a “Fund”), and The Ancora Group, Inc., an Ohio corporation (“Provider”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (“shares”) in separate series, each having multiple classes of shares (“Classes”), with each series (including each Fund) representing interests in a separate portfolio of securities and other assets with separate liabilities;

WHEREAS, certain beneficial owners of the Funds’ Class I shares may require certain shareholder services, and the provisions of such services to those shareholders may benefit them and facilitate their ability to invest in the Fund;

WHEREAS, the Trust, on behalf of the Funds, and Ancora Advisors LLC (the “Advisor”) have entered into an Investment Advisory Agreement, pursuant to which the Advisor provides investment advisory services to the Funds;

WHEREAS, Provider is the parent company of the Advisor; and

WHEREAS, the Trust desires that Provider serve, and Provider wishes to serve, as the Trust’s shareholder servicing agent, to provide holders of the Class I Shares of the Funds (the “Shareholders”) with one or more of the shareholders services described in Schedule B hereto (the “Services”), as such Schedule may be amended from time to time.

NOW, THEREFORE, The Trust and Provider agree as follows:

1. Appointment. The Trust hereby authorizes Provider, and Provider hereby agrees, to provide any or all of the Services to the Shareholders, as appropriate.

2 Services to be Performed.

2.1 Services; Standard of Care. For the duration of this Agreement, Provider agrees to use its reasonable best efforts, subject to applicable legal and contractual restrictions and in compliance with the procedures described in the then-current prospectuses(es) and Statement(s) of Additional Information of the Funds (collectively, “Prospectuses”), to provide the Services. Except as otherwise provided herein, Provider shall not be liable for any costs, expenses, damages, liabilities or claims (including reasonable attorneys’ fees and accountants’ fees) incurred by a Fund, except those costs, expenses, damages, liabilities or claims arising out of Provider’s or

Provider’s affiliates own fraud, gross negligence or willful misconduct, or by reason of the reckless disregard by Provider or Provider’s affiliates of the Provider’s obligations and duties hereunder. Under no circumstances shall either party hereto be liable to the other for special, punitive or consequential damages arising under or in connection with this Agreement, even if the party is previously informed of the possibility of such damages.

2.2. Information and Support to the Trust. Provider shall (i) furnish such information to the Trust, the Board of Trustees of the Trust or their designees as they may reasonably request including, without limitation, periodic information regarding the Services provided, and (ii) otherwise cooperate with the Trust, the Board of Trustees and their designees (including, without limitation, any auditors or counsel designated by the Trust or its Trustees) concerning this Agreement and the monies paid or payable by the Trust pursuant hereto, as well as any other reports or filings that may be required by law.

3. Fees.

3.1 Fees paid to Provider. As full compensation to Provider for its performance under this Agreement and the expenses Provider incurs in connection therewith, the Trust shall compensate Provider for the Services it performs with respect to the Class I Shares of a Fund in the amount set forth in Schedule A.

3.2 Calculation and Amount of Fees. The Provider’s fee shall be calculated and accrued daily and paid monthly in arrears or at such other intervals as Provider and the Trust may agree in writing.

4. Information Pertaining to the Shares. Provider acknowledges that no person is authorized to make any representations concerning the Trust or any Fund except those representations contained in the applicable Fund’s then-current Prospectuses and in such printed information as the Trust or the principal underwriter for the Trust may prepare or approve in writing.

5. Representations of the Parties. Each party to this Agreement represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (ii) the person signing this Agreement on its behalf is duly authorized to do so; (iii) it has obtained all authorizations of any governmental body required in connection with this Agreement and such authorizations are in full force and effect; and (iv) the execution, delivery and performance of this Agreement will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

6. Compliance with Laws, Rules and Regulations. Provider represents and warrants that it shall comply with all applicable laws, rules and regulations and the provisions of its organizational documents and any and all material contractual obligations in providing the Services.

7. Indemnification.

7.1 Indemnification of Provider. The Trust will indemnify Provider against and hold Provider harmless from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) arising out of: (i) the material breach by the Trust of any of its obligations under this Agreement; (ii) the willful misfeasance, bad faith, or gross negligence of the Trust, its officers, employees or agents (other than the Provider, to the extent the Provider could be deemed an agent of the Trust) in the performance of the Trust’s duties or obligations under this Agreement; or (iii) the reckless disregard by the Trust, its officers, employees, or agents (other than the Provider, to the extent the Provider could be deemed an agent of the Trust) of the Trust’s duties and obligations under this Agreement.

7.2. Indemnification of the Trust. Provider shall indemnify the Trust against and hold the Trust harmless from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) arising out of: (i) the material breach by the Provider of any of its obligations under this Agreement; (ii) the willful misfeasance, bad faith, or gross negligence of the Provider, its officers, employees or agents in the performance of the Provider’s duties or obligations under this Agreement; or (iii) the reckless disregard by the Provider, its officers, employees, or agents of the Provider’s duties and obligations under this Agreement.

7.3 Procedure for Indemnification. In any case in which a party may be asked to indemnify or hold the other party harmless, the indemnifying party shall be advised of all pertinent facts concerning the situation in question and the indemnified party shall use reasonable care to identify and notify the indemnifying party promptly concerning any situation that presents or appears likely to present a claim for indemnification by the indemnifying party. The indemnifying party shall have the option to defend the indemnified party against any claim which may be the subject of indemnification under this Section 7. In the event that the indemnifying party elects to defend against the claim, the defense shall be conducted by counsel chosen by indemnifying party and reasonably satisfactory to the indemnified party. The indemnified party may retain additional counsel at own its expense. Except with the prior written consent of indemnifying party, the indemnified party shall not confess any claim or make any compromise in any case in which indemnifying party is asked to indemnify the indemnified party.

7.4 Survival of Indemnities. The indemnities granted by the parties in this Section 7 shall survive the termination of this Agreement.

8. Term and Termination. This Agreement shall not take effect until it has been approved by votes of a majority of both: (i) the Trustees and (ii) the Trustees who are not

“interested persons” (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of this Agreement or in any related agreements (“Independent Trustees”). Unless sooner terminated, this Agreement will continue in effect for one year from effectiveness of the Agreement and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) the Independent Trustees. This Agreement may be terminated with respect to a Fund, at any time without the payment of any penalty, by: (i) a vote of a majority of the Board of Trustees; (ii) a vote of the majority of the Independent Trustees; (iii) a vote of a majority of the Fund’s outstanding voting securities, respectively; or (iv) the Provider on 60 days’ written notice, and shall terminate in its entirety when terminated as to all Funds. The termination of this Agreement with respect to one Fund shall not result in the termination of this Agreement with respect to any other Fund. This Agreement shall also terminate automatically in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.) The parties hereto shall update Schedule A hereto from time to time as necessary to reflect changes in the Funds to which this Agreement applies.

9. Privacy. Provider acknowledges and agrees on behalf of itself and its officers, employees and agents that it may receive from shareholders or the Trust non-public personal information, or access to non-public personal information, about shareholders who are “customers” or “consumers” as such terms are defined under Regulation S-P (collectively, “Shareholder Information”). All information, including Shareholder Information, obtained in the course of providing the Services pursuant to this Agreement shall be considered confidential information. Provider shall not disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement. Provider further agrees to safeguard and maintain the confidentiality and security of Shareholder Information which is obtained pursuant to this Agreement. Without limiting the foregoing, the Trust hereby agrees that Provider, its officers, employees or agents may provide confidential information, including Shareholder Information, to any of its affiliates, agents, Providers, service providers or Subcontractors engaged by Provider, to extent that such party needs to know such information in connection with performance by the Provider of its duties and obligations under the terms of this Agreement.”

10. Changes; Amendments. This Agreement may be amended only by the mutual written consent of the parties hereto.

11. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Ohio applicable to agreements fully executed and to be performed therein, without regard to its conflict of law provisions.

12. Limitation on Liability. The obligations of the Trust (or the Funds thereof) entered into in the name or on behalf thereof by any Trustee, representative or agent of the Trust (or particular Fund thereof) are made not individually, but in such capacities, and are not binding upon any Trustee, shareholder, representative or agent of the Trust (or particular Fund thereof)

personally, but bind only the assets of the Trust (or particular Fund thereof), and all persons dealing with any Fund of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust (or particular Fund thereof).

13. Complete Agreement. This Agreement, including the Schedules hereto, contains the full and complete understanding of the parties and supersedes all prior representations, promises, statements, arrangements, agreements, warranties and understandings between the parties with respect to the subject matter hereof, whether oral or written, express or implied.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

16. Severability. If any provision of this Agreement shall be held invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of the date and year first written above.

Ancora Trust

By:

Name: Bradley A. Zucker

Title: Secretary

The Ancora Group, Inc.

By:

Name:

Title:

SCHEDULE A

TO

SHAREHOLDER SERVICES AGREEMENT

Fund	Class	Fee for the Services
Ancora Income Fund	Class I	.01%

Ancora/Thelen Small-Mid Cap Fund	Class I	.01%

Ancora MicroCap Fund	Class I	.01%

Ancora Special Opportunity Fund	Class I	.01%

SCHEDULE B

TO

SHAREHOLDER SERVICES AGREEMENT

LIST OF SHAREHOLDER SERVICES

The Services comprise:

1.	Providing information and services to Class I shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and information about shareholder positions in Class I Shares.

2.	Assisting in the preparation of shareholder communications and forwarding shareholder communications to Class I shareholders.

3.	Responding to inquiries from Class I shareholders concerning their investment in Class I shares.

4.	Providing the necessary personnel to perform the Services.

5.	Providing such other similar services as may be reasonably requested to the extent permitted under applicable statutes, rules and regulations.

EXHIBIT j

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 27, 2017, relating to the financial statements and financial highlights of Ancora Trust comprising Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund, and Ancora Special Opportunity Fund, for the year ended December 31, 2016 and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

Cohen & Company, Ltd.

Cleveland, Ohio

April 28, 2017

EXHIBIT m

ANCORA TRUST

THIRD AMENDED AND RESTATED DISTRIBUTION

AND SHAREHOLDER SERVICING PLAN

WHEREAS, Ancora Trust (the “Trust”) is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Trust desires to compensate Arbor Court Capital (“Distributor”) for providing the services described herein with respect to the shares of beneficial interest (“Shares”) of any of the Trust’s Funds (the “Funds”) listed in Exhibit A hereto; and

WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that the following Plan will benefit the Funds of the Trust and the Shareholders of such Funds; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Trustees of the Trust must adopt a plan under which the Distributor will provide the distribution services stated in Section 2;

WHEREAS, the Trustees of the Trust wish to adopt a plan under which the Distributor will provide or cause to be provided to Shareholders some or all of the shareholder services stated in Section 3; and

WHEREAS, the following Plan amends and restates the Second Amended and Restated Distribution and Shareholder Servicing Plan dated as of August 1, 2014.

NOW, THEREFORE, the Trustees of the Trust hereby adopt the following Plan.

1. Purpose. The Trust has adopted this Plan to enable the Trust to directly or indirectly bear expenses relating to the distribution of the Shares of the Trust and for the provision of shareholder services.

2. Distribution Services. The Trust will pay fees up to the amount set forth in Section 4 below for distribution services, at the rate of compensation set forth in Exhibit A, as may be amended from time to time by votes of the majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees (as defined in Section 11 herein), cast in person at a Board of Trustees meeting called for the purpose of voting on this Plan or such agreement. These fees are paid (i) to the Distributor for its services in connection with distribution assistance; or (ii) to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and mutual fund supermarkets (“Service Providers”) as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

3. Shareholder Services. The Trust will also pay fees up to the amount set forth in Section 4 below for shareholder services, at the rate of compensation set forth in Exhibit A, as may be amended from time to time. These fees are paid to the Distributor and Service Providers for shareholder services, including: (i) maintaining accounts relating to Shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to Shareholder inquiries relating to the services performed by the Distributor and/or Service Providers; (iv) responding to inquiries from Shareholders concerning their investment in Shares; (v) assisting Shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to Shareholders showing their position in Shares; and (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Shareholders.

4. Fee Limits. Aggregate fees paid to the Distributor pursuant to Section 2 above shall not exceed fifty basis points (0.50%) and fees paid to the Distributor pursuant to Section 3 above shall not exceed twenty-five basis points (0.25%).

5. Approval. This Plan shall not take effect with respect to any Fund or Class of Shares thereof until it has been approved together with any related agreements, by votes of the majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees (as defined in Section 11 herein), cast in person at a Board of Trustees meeting called for the purpose of voting on this Plan or such agreement.

6. Continuance. This Plan shall continue in effect for a period of more than one year after it takes effect, only for so long as such continuance is specifically approved at least annually in the manner provided in Section 5 herein for the approval of this Plan.

7. Reports. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

8. Termination. This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the Shares of the Funds.

9. Related Agreement. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by the vote of a majority of the outstanding voting securities of the Shares of the Funds, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

10. Amendment. This Plan may not be amended to increase the amount of distribution expenses permitted pursuant to Section 4 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of the Shares of the Funds or Class affected, and all material amendments to this Plan shall be approved in the manner provided in Section 5 herein for the approval of this Plan.

11. Qualified Trustees. As used in this Plan, (a) the term “Qualified Trustees” shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. Governance Standards. While this Plan is in effect, the Board of Trustees of the Trust shall satisfy the fund governance standards as defined Rule 0-1(a)(7) of the 1940 Act.

13. Agreements. This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

Amended as of January 1, 2017.

EXHIBIT A

ANCORA TRUST

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Subject to the limitations imposed by Section 4 of the Plan and Rule 2830 of the NASD’s Conduct Rules, the current level of fees payable to the Distributor pursuant to Sections 2 and 3 of the Plan are set forth below for the following Funds:

Distribution Fee
Fund	Class C Shares	Class I Shares	Class S Shares
Ancora Income Fund	Twenty-Five basis points (0.25%)	None	None
Ancora Thelen Small-Mid Cap Fund	Fifty basis points (0.50%)	None	None
Ancora Microcap Fund	Fifty basis points (0.50%)	None	None
Ancora Special Opportunity Fund	Fifty basis points (0.50%)	None	None

Shareholder Service Fee
Fund	Class C Shares	Class I Shares	Class S Shares
Ancora Income Fund	Twenty-Five basis points (0.25%)	None	None
Ancora Thelen Small-Mid Cap Fund	Twenty-Five basis points (0.25%)	None	None
Ancora Microcap Fund	Twenty-Five basis points (0.25%)	None	None
Ancora Special Opportunity Fund	Twenty-Five basis points (0.25%)	None	None

Calculation of Fees
Distribution and Shareholder Service fees are based on a percentage of the Funds’ average daily net assets attributable to shares of each listed class of each Fund.

Dated: January 1, 2017

EXHIBIT n

ANCORA TRUST

THIRD AMENDED MULTIPLE CLASS PLAN

This Third Amended Multiple Class Plan (“Plan”) is adopted by Ancora Trust (the “Trust”), an Ohio business trust, with respect to the classes of shares of each of the portfolio series of the Trust set forth in Exhibit A hereto.

1.	Purpose.

This Plan is adopted pursuant to Rule 18f-3 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), in connection with the issuance by the Trust of more than one class of shares of any or all of the separate series of the Trust.

2.	Separate Arrangements/Class Differences.

The Trust has established, and may subsequently establish, one or more portfolio series (each, a “Fund” and collectively, the “Funds”). The Funds may offer shares of those classes designated as “Class C”, “Class I” and “Class S” as provided in Exhibit A hereto (each, a “Class” and collectively, the “Classes”).

Each Class of shares of beneficial interest in a Fund (the “Shares”) represents an interest in the same portfolio of investments of the Fund and will be identical in all respects; except that they will differ solely with respect to: (i) arrangements for shareholder services as provided in paragraph 3, below, arrangements for the distribution of Shares as provided in paragraph 3 below, or both; (ii) the exclusive right of a Class to vote on certain matters relating to the Distribution and Shareholder Servicing Plan adopted by the Trust with respect to such Class; (iii) such differences relating to purchase minimums as may be set forth in the prospectus and statement of additional information of the Funds, as the same may be amended or supplemented from time to time (the “Prospectus” and “SAI”); and (iv) the designation of each Class.

3.	Shareholder Services and Distribution.

Each Class of Shares of a Fund shall have a different arrangement for shareholder services or the distribution of Shares, or both, as follows:

(a)            No Class C Shares, Class I or Class S Shares of any Fund is subject to a sales charge at the time of purchase or upon redemption.

(b)            Class C Shares of Ancora Income Fund shall be subject to an annual distribution fee of 0.25% of the net assets of the Fund allocable to such Class of Shares. Class C Shares of each other Fund shall be subject to an annual distribution fee of 0.50% of the net assets of the Fund allocable to such Class of Shares.

(c)            Class C Shares of each Fund shall be subject to a shareholder servicing fee of up to 0.25% of the net assets of the Fund allocable to such Class of Shares.

(d)            Class I Shares of each Fund (i) shall be subject to a shareholder servicing fee of up to .01% of the net assets of the Fund allocable to such Class of Shares and (ii) shall not be subject to a distribution fee.

(e)            Class I Shares and Class S Shares of each Fund shall not be subject to a distribution fee or shareholder servicing fee.

4.	Expense Allocations.

Expenses of the Funds shall be allocated as follows:

(a)            Class Expenses. Expenses relating to different arrangements for shareholder services or the distribution of Shares, or both, shall be allocated to and paid by that Class. A Class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of a Fund’s assets, if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes.

(b)            Other Allocations. All expenses of a Fund not allocated to a particular Class as provided above shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Notwithstanding the foregoing, the underwriter, advisor, or other provider of services to a Fund may waive or reimburse the expenses of a specific Class or Classes to the extent permitted under Rule 18f-3 under the 1940 Act; provided, however, that the Board of Trustees shall monitor the use of such waivers or reimbursements intended to differ by Class.

5.	Effectiveness.

This Plan shall become effective with respect to each Class, (i) to the extent required by the Rule, after approval by a majority vote of: (a) the Board of Trustees; and (b) the members of the Board of Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan; and/or (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

6.	Amendment.

This Plan may be amended at any time, with respect to any Class, by a majority vote of: (i) the Board of Trustees; and (ii) the members of the Board of Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of this Plan.

Amended as of April 30, 2017

EXHIBIT A

Fund	Classes
Ancora Income Fund	Class C Class I Class S
Ancora/Thelen Small-Mid Cap Fund	Class C Class I Class S
Ancora MicroCap Fund	Class C Class I Class S
Ancora Special Opportunity Fund	Class C Class I Class S